THE PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY

Issued by Jackson National Life Insurance Company and Jackson National Separate Account III

o    Individual, flexible premium deferred annuity
o 2 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company (Jackson National)
o 22 investment portfolios which purchase shares of the following series of the JNL Series Trust:

         JNL/Alliance Growth Series
         JNL/J.P. Morgan International & Emerging Markets Series
         JNL/Janus Aggressive Growth Series
         JNL/Janus Global Equities Series
         JNL/PIMCO Total Return Bond Series
         JNL/Putnam Growth Series
         JNL/Putnam Value Equity Series
         JNL/S&P Conservative Growth Series II
         JNL/S&P Moderate Growth Series II
         JNL/S&P Aggressive Growth Series II
         JNL/S&P Very Aggressive Growth Series II
         JNL/S&P Equity Growth Series II
         JNL/S&P Equity Aggressive Growth Series II
         Goldman Sachs/JNL Growth & Income Series
         Lazard/JNL Small Cap Value Series
         Lazard/JNL Mid Cap Value Series
         PPM America/JNL Money Market Series
         Salomon Brothers/JNL Balanced Series
         Salomon Brothers/JNL Global Bond Series
         Salomon Brothers/JNL High Yield Bond Series
         T. Rowe Price/JNL International Equity Investment Series
         T. Rowe Price/JNL Mid-Cap Growth Series

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity. It contains important information about the contract that you ought to know before investing. You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisors Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information
(SAI) dated April 30, 1999, by calling Jackson National at (800) 766-4683 or by writing Jackson National at: Annuity Service Center, P.O. Box 378002, Denver, Colorado 80237-8002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

The SEC has not approved or disapproved the Perspective Advisors Fixed and Variable Annuity or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

APRIL 30, 1999

TABLE OF CONTENTS


Key Facts

Fee Table

The Annuity Contract

The Company

The Guaranteed Accounts

The Separate Account

Investment Portfolios

Contract Charges

Purchases

Transfers

Access to Your Money

Income Payments (The Income Phase)

Death Benefit

Taxes

Other Information

Table of Contents of the Statement of Additional Information

Appendix A

KEY FACTS

Annuity Service Center:             1 (800) 766-4683
         Mail Address:              P.O. Box 378002, Denver, Colorado 80237-8002
         Delivery Address:          8055  East  Tufts   Avenue,   Second  Floor,
                                    Denver, Colorado 80237

Institutional Marketing
Group Service Center:               1 (800) 777-7779
         Mail Address:              P.O. Box 30386, Lansing, Michigan 48909-9692
         Delivery Address:          5901  Executive  Drive,  Lansing,   Michigan
                                    48911 Attn: IMG

Home Office:                        5901  Executive  Drive,  Lansing,   Michigan
                                    48911

The Annuity  Contract               The  fixed  and  variable  annuity  contract
                                    offered by Jackson National provides a means for investing on a tax-deferred basis in the guaranteed accounts of Jackson National and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

Investment Options                  You can put money into any of the guaranteed
                                    accounts and/or the investment portfolios but you may not put your money in more than eighteen of the investment options during the life of your contract.

Expenses The contract has insurance features and investment features, and there are costs related to each.

                                    Jackson  National  makes a deduction for its
                                    insurance charges which is equal to 1.50% of
                                    the daily value of the contracts invested in
                                    the   investment   portfolios.   During  the
                                    accumulation phase, Jackson National deducts a $50 annual contract maintenance charge from your contract.

                                    Jackson National may assess a state premium tax charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

                                    There are also investment charges which range, on an annual basis, from .20% to 1.18% of the average daily value of the series, depending on the series.

Purchases                           Under  most  circumstances,  you  can  buy a
                                    contract  for  $25,000 or more.  You can add
                                    $5,000  or  more   ($2,000  or  more  for  a
                                    qualified plan contract) at any time during the accumulation phase.

Access to Your Money                You can  take  money  out of  your  contract
                                    during the accumulation phase. You may have to pay income tax and a tax penalty on any money you take out.

Income Payments                     You may  choose to  receive  regular  income
                                    from your annuity. During the income phase, you have the same investment choices you had during the accumulation phase.

Death Benefit                       If you  die  before  moving  to  the  income
                                    phase, the person you have chosen as your beneficiary will receive a death benefit.

Free Look                           You can cancel the  contract  within  twenty
                                    days after receiving it (or whatever period is required in your state). Under most circumstances, Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson National will return your premium.

Taxes The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

FEE TABLE

Owner Transaction Expenses

         Withdrawal Charge:
         None

         Transfer Fee:
         $25 for each transfer in excess of 15 in a contract year

         Contract Maintenance Charge:
         $50 per contract per year

Separate Account Annual Expenses (as a percentage of average account value)
         Mortality and Expense Risk Charges                      1.35%
         Administration Charge                                    .15%
                                                                 -----
         Total Separate Account Annual Expenses                  1.50%

Series Annual Expenses
(as a percentage of series average net assets)

                                                                     Management                  Total
                                                                        and                      Series
JNL Series Trust                                                   Administrative   Other        Annual
                                                                        Fee        Expenses     Expenses
---------------------------------------------------------------- --------------- ----------- ------------
JNL/Alliance Growth Series                                             .875%            0%       .875%
JNL/J.P. Morgan International & Emerging Markets Series               1.075%            0%      1.075%
JNL/Janus Aggressive Growth Series                                    1.05%             0%      1.05%
JNL/Janus Global Equities Series                                      1.09%             0%      1.09%
JNL/PIMCO Total Return Bond Series                                     .80%             0%       .80%
JNL/Putnam Growth Series                                              1.00%             0%      1.00%
JNL/Putnam Value Equity Series                                        1.00%             0%      1.00%
JNL/S&P Conservative Growth Series II*                                 .20%             0%       .20%
JNL/S&P Moderate Growth Series II*                                     .20%             0%       .20%
JNL/S&P Aggressive Growth Series II*                                   .20%             0%       .20%
JNL/S&P Very Aggressive Growth Series II*                              .20%             0%       .20%
JNL/S&P Equity Growth Series II*                                       .20%             0%       .20%
JNL/S&P Equity Aggressive Growth Series II*                            .20%             0%       .20%
Goldman Sachs/JNL Growth & Income Series                              1.025%            0%      1.025%
Lazard/JNL Small Cap Value Series                                     1.15%             0%      1.15%
Lazard/JNL Mid Cap Value Series                                       1.075%            0%      1.075%
PPM America/JNL Money Market Series                                    .70%             0%       .70%
Salomon Brothers/JNL Balanced Series                                   .90%             0%       .90%
Salomon Brothers/JNL Global Bond Series                                .95%             0%       .95%
Salomon Brothers/JNL High Yield Bond Series                            .90%             0%       .90%
T. Rowe Price/JNL International Equity Investment Series              1.18%             0%      1.18%
T. Rowe Price/JNL Mid-Cap Growth Series                               1.05%             0%      1.05%
-----------------------------------------------------------------------------------------------------

Effective January 1, 1999, certain Series pay Jackson National Financial Services, LLC, the adviser, an Administrative Fee of .10% for certain services provided to the Trust by Jackson National Financial Services, LLC. The Total Series Annual Expenses have been restated to reflect the Administrative Fee.

* Underlying Series Expenses. The expenses shown above are the annual operating expenses for the JNL/S&P Series. Because the JNL/S&P Series invest in other Series of the JNL Series Trust, the JNL/S&P Series will indirectly bear their pro rata share of fees and expenses of the underlying Series in addition to the expenses shown.

The table below shows the pro rata share of expenses that the JNL/S&P Series would bear if they invested in a hypothetical mix of underlying Series. The table below includes the annual operating expenses for the JNL/S&P Series, which are shown above. The actual expenses of each JNL/S&P Series will be based on the actual mix of underlying Series in which it invests. The actual expenses may be greater or less than those shown.

         JNL/S&P Conservative Growth Series II..................  1.147%
         JNL/S&P Moderate Growth Series II......................  1.170%
         JNL/S&P Aggressive Growth Series II....................  1.208%
         JNL/S&P Very Aggressive Growth Series II...............  1.219%
         JNL/S&P Equity Growth Series II........................  1.234%
         JNL/S&P Equity Aggressive Growth Series II.............  1.227%

Examples. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

                                                                                 Time Periods
-------------------------------------------------------------------------------------------------
                                                                                  1        3
                                                                                year     years
-------------------------------------------------------------------------------------------------

JNL/Alliance Growth Portfolio                                                     $24      $75
JNL/J.P. Morgan International & Emerging Markets Portfolio                         26       81
JNL/Janus Aggressive Growth Portfolio                                              26       80
JNL/Janus Global Equities Portfolio                                                26       81
JNL/PIMCO Total Return Bond Portfolio                                              24       72
JNL/Putnam Growth Portfolio                                                        26       78
JNL/Putnam Value Equity Portfolio                                                  26       78
JNL/S&P Conservative Growth Portfolio II                                           17       54
JNL/S&P Moderate Growth Portfolio II                                               17       54
JNL/S&P Aggressive Growth Portfolio II                                             17       54
JNL/S&P Very Aggressive Growth Portfolio II                                        17       54
JNL/S&P Equity Growth Portfolio II                                                 17       54
JNL/S&P Equity Aggressive Growth Portfolio II                                      17       54
Goldman Sachs/JNL Growth & Income Portfolio                                        26       79
Lazard/JNL Small Cap Value Portfolio                                               27       83
Lazard/JNL Mid Cap Value Portfolio                                                 26       81
PPM America/JNL Money Market Portfolio                                             23       69
Salomon Brothers/JNL Balanced Portfolio                                            25       75
Salomon Brothers/JNL Global Bond Portfolio                                         25       77
Salomon Brothers/JNL High Yield Bond Portfolio                                     25       75
T. Rowe Price/JNL International Equity Investment Portfolio                        27       84
T. Rowe Price/JNL Mid-Cap Growth Portfolio                                         26       80
-------------------------------------------------------------------------------------------------

Explanation of Fee Table and Examples. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment portfolios.

The Example does not represent past or future expenses. The actual expenses that you incur may be greater or less than those shown.

Financial Statements. An accumulation unit value history is contained in Appendix A.

You can find the following financial statements in the SAI:

o the financial statements of the Separate Account for the period from April 1, 1998 (commencement of operations) to December 31, 1998
o the financial statements of Jackson National for the year ended December 31, 1998

The Separate Account's financial statements for the period ended December 31, 1998 and the financial statements of Jackson National for the year ended December 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National is a contract between you, the owner, and Jackson National, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment portfolios. The investment portfolios are designed to offer a higher return than the guaranteed accounts. However, this is not guaranteed. It is possible for you to lose your money. If you put money in the investment portfolios, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment portfolios you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment portfolios you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National will not be bound until we receive written notice of the assignment.

THE COMPANY

Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential Corporation plc (London, England).

Jackson National has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The Jackson National Separate Account III was established by Jackson National on October 23, 1997, pursuant to the provisions of Michigan law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National and the obligations under the contracts are obligations of Jackson National. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National may issue.

The separate account is divided into investment portfolios. Jackson National does not guarantee the investment performance of the separate account or the investment portfolios.

INVESTMENT PORTFOLIOS

You can put money in any or all of the investment portfolios; however, you may not allocate your money to more than eighteen investment options during the life of your contract. The investment portfolios purchase shares of the following series of the JNL Series Trust:

       JNL/Alliance Growth Series
       JNL/J.P. Morgan International & Emerging Markets Series
       JNL/Janus Aggressive Growth Series
       JNL/Janus Global Equities Series
       JNL/PIMCO Total Return Bond Series
       JNL/Putnam Growth Series
       JNL/Putnam Value Equity Series
       JNL/S&P Conservative Growth Series II
       JNL/S&P Moderate Growth Series II
       JNL/S&P Aggressive Growth Series II
       JNL/S&P Very Aggressive Growth Series II
       JNL/S&P Equity Growth Series II
       JNL/S&P Equity Aggressive Growth Series II
       Goldman Sachs/JNL Growth & Income Series
       Lazard/JNL Small Cap Value Series
       Lazard/JNL Mid Cap Value Series
       PPM America/JNL Money Market Series
       Salomon Brothers/JNL Balanced Series
       Salomon Brothers/JNL Global Bond Series
       Salomon Brothers/JNL High Yield Bond Series
       T. Rowe Price/JNL International Equity Investment Series
       T. Rowe Price/JNL Mid-Cap Growth Series

The series are described in the attached JNL Series Trust prospectus. Jackson National Financial Services, LLC serves as investment adviser for all of the series. The sub-adviser for each series is listed in the following table:

Sub-Adviser                                Series
-----------                                ------

Alliance Capital Management L.P.           JNL/Alliance Growth Series

J.P. Morgan Investment Management Inc.     JNL/J.P. Morgan International &
                                           Emerging Markets Series

Janus Capital Corporation                  JNL/Janus Aggressive Growth Series
                                           JNL/Janus Global Equities Series

Pacific Investment Management Company      JNL/PIMCO Total Return Bond Series

Putnam Investment Management, Inc.         JNL/Putnam Growth Series
                                           JNL/Putnam Value Equity Series

Standard & Poor's Investment
Advisory Services, Inc.                    JNL/S&P Conservative Growth Series II
                                           JNL/S&P Moderate Growth Series II
                                           JNL/S&P Aggressive Growth Series II
                                           JNL/S&P Very Aggressive Growth
                                             Series II
                                           JNL/S&P Equity Growth Series II
                                           JNL/S&P Equity Aggressive Growth
                                             Series II

Goldman Sachs Asset Management             Goldman Sachs/JNL Growth & Income
                                           Series

Lazard Asset Management                    Lazard/JNL Small Cap Value Series
                                           Lazard/JNL Mid Cap Value Series

PPM America, Inc.                          PPM America/JNL Money Market Series

Salomon Brothers Asset Management Inc      Salomon Brothers/JNL Balanced Series
                                           Salomon Brothers/JNL Global Bond
                                             Series
                                           Salomon Brothers/JNL High Yield Bond
                                             Series

Rowe Price-Fleming International, Inc.     T. Rowe Price/JNL International
                                           Equity Investment Series

T. Rowe Price Associates, Inc.             T. Rowe Price/JNL Mid-Cap Growth
                                           Series


Depending on market conditions, you can make or lose money in any of the investment portfolios. You should read the JNL Series Trust prospectus carefully before investing. Additional investment portfolios may be available in the future.

Voting Rights. To the extent required by law, Jackson National will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National receives instructions, we will vote all the shares Jackson National owns in proportion to those instructions.

Substitution. Jackson National may be required to substitute an investment portfolio with another portfolio. We will not do this without the prior approval of the SEC. Jackson National will give you notice of our intent to do this.

CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

Insurance Charges. Each day Jackson National makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.50% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted.

This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National. The mortality risks that Jackson National assumes arise from our obligations under the contracts:

o to make income payments for the life of the annuitant during the income phase;
o    to waive the withdrawal charge in the event of your death; and
o to provide both a standard and an enhanced death benefit prior to the income date.

The expense risk that Jackson National assumes is the risk that our actual cost of administering the contracts and the investment portfolios will exceed the amount that we receive from the administration charge and the contract maintenance charge.

Contract Maintenance Charge. During the accumulation phase, Jackson National deducts a $50 annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Other Expenses. Jackson National pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached JNL Series Trust prospectus.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

Income Taxes. Jackson National will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

Distribution of Contracts. Jackson National Life Distributors, Inc., located at 10877 Wilshire Boulevard, Suite 1550, Los Angeles, California 90024, serves as the distributor of the contracts. Jackson National Life Distributors, Inc. is a wholly-owned subsidiary of Jackson National.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. Jackson National may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson National may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.

PURCHASES

Minimum Initial Premium:

o    $25,000 under most circumstances

The maximum we accept without our prior approval is $1 million.

Minimum Additional Premiums:

o    $5,000 for a non-qualified plan contract
o    $2,000 for a qualified plan contract
o    $50 under the automatic payment plan

You can pay additional premiums at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment portfolio is $100. There is a $100 minimum balance requirement for each guaranteed account and investment portfolio.

When you purchase a contract, Jackson National will allocate your premium to one or more of the guaranteed accounts and/or the investment portfolios you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen investment options available under the contract; however, you may not allocate your money to more than eighteen investment options during the life of your contract.

Jackson National will issue your contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a contract. If we do not receive all of the required information, we will contact you to get the necessary information. If for some reason Jackson National is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the required information.

The Jackson National business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Accumulation Units. The contract value allocated to the investment portfolios will go up or down depending on the performance of the portfolios. In order to keep track of the value of your contract, Jackson National uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National determines the value of an accumulation unit for each of the investment portfolios. This is done by:

     1. determining the total amount of money invested in the particular investment portfolio;

     2. subtracting any insurance charges and any other charges, such as taxes;

     3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National's business day by dividing the amount of the premium allocated to any investment portfolio by the value of the accumulation unit for that investment portfolio.

TRANSFERS

You can transfer money between guaranteed accounts and investment portfolios during the accumulation phase. During the income phase, you can transfer money between investment portfolios.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment portfolio would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

Telephone Transactions. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment portfolio.

Jackson National has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract:

o    by making either a partial or complete withdrawal, or
o    by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

     1.   the value of the contract on the day you made the withdrawal;
     2.   less any premium tax; and
     3.   less any contract maintenance charge.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment portfolio from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment portfolio.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

There are limitations on withdrawals from a qualified plan referred to as a 403(b) annuity. See "Taxes."

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive and withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension of Withdrawals or Transfers. Jackson National may be required to suspend or delay withdrawals or transfers from an investment portfolio when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o    trading on the New York Stock Exchange is restricted;
o an emergency exists so that it is not reasonably practicable to dispose of shares of the investment portfolios or determine investment portfolio values;
o    the SEC, by order, may permit for the protection of owners.

Jackson National has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law).

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment portfolios or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson National may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, Jackson National may set the frequency of payments so that the first payment would be at least $50.

Income Payments from Investment Portfolios. If you choose to have any portion of your income payments come from the investment portfolio(s), the dollar amount of your payment will depend upon three things:

     1. the value of your contract in the investment portfolio(s) on the income date;

     2. the 4.5% assumed investment rate used in the annuity table for the contract; and

     3.   the performance of the investment portfolios you selected.

Jackson National calculates the dollar amount of the first income payment that you receive from the investment portfolios. We then use that amount to determine the number of annuity units that you hold in each investment portfolio. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an investment portfolio by the annuity unit value for that investment portfolio.

The number of annuity units that you hold in each investment portfolio does not change unless you reallocate your contract value among the investment portfolios. The annuity unit value of each investment portfolio will vary based on the investment performance of the series. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

Income  Options.  The annuitant is the person whose life we look to when we make
income  payments.   (Each  description  assumes  that  you  are  the  owner  and annuitant.) The following income options may not be available in all states.

     Option 1 - Life Income. This income option provides monthly payments for your life.

     Option 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

     Option 3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for the annuitant's life, but with payments continuing to the owner for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period.

     Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30.

     Additional Options - Other income options may be made available by Jackson National.

If you choose Option 1, 2 or 3, you cannot make a withdrawal during the income phase.

DEATH BENEFIT

The death benefit is calculated as of the date we receive complete claim forms and proof of death from the beneficiary of record.

Death of Owner Before the Income Date. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Joint owners must be spouses (unless otherwise permitted by state law).

The death benefit is the greater of:

     1.   the current value of your contract, or

     2.   the guaranteed minimum death benefit.

     Guaranteed Minimum Death Benefit.

          o Prior to the first anniversary of the contract issue date, the guaranteed minimum death benefit is equal to total premiums minus the sum of total withdrawals, charges and premium taxes incurred in the first contract year.

          o On each anniversary of the contract issue date prior to the date of death, the guaranteed minimum death benefit is calculated based on your attained age. It is calculated as follows:

               Ages 0 - 70. The greater of:

               a. the guaranteed minimum death benefit on the last contract anniversary
                    i. adjusted for any premiums paid since the last contract anniversary

                    ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary accumulated at 2%
               b.   the current value of the contract

               Ages 71 - 80. The greater of:

               a. the guaranteed minimum death benefit on the last contract anniversary
                    i. adjusted for any premiums paid since the last contract anniversary
                    ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary
               b.   the current value of the contract

               Ages 81 and older.

               a. the guaranteed minimum death benefit on the last contract anniversary
                    i. adjusted for any premiums paid since the last contract anniversary
                    ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary
               b.   the current value of the contract

          o After the first anniversary of the contract issue date, at any time between anniversaries, the guaranteed minimum death benefit is equal to:

              a. the guaranteed minimum death benefit on the last contract anniversary prior to the date of death
                    i. adjusted for any premiums paid since the last contract anniversary
                    ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

Death of Owner On or After the Income Date. If you or a joint owner die on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

Death of Annuitant. If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

The following is general information and is not intended as tax advice to any individual. You should consult your own tax adviser.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

Non-Qualified Contracts - General Taxation. You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your premium are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts. If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R.
10 Plans.

Withdrawals - Non-Qualified Contracts. If you make a withdrawal from your contract, the Code treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Withdrawals - Qualified Contracts. There are special rules that govern qualified contracts. We have provided additional discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals - Roth IRAs. Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Withdrawals - Investment Adviser Fees. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

Death Benefits. Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 year or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

Assignment. An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Diversification. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to automatically have a regular amount of money periodically transferred into the investment portfolios. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase. Certain restrictions may apply.

Jackson National does not currently charge for participation in this program. We may do so in the future.

Rebalancing. You can arrange to have Jackson National automatically reallocate money between investment portfolios periodically to keep the blend you select.

Jackson National does not currently charge for participation in this program. We may do so in the future.

Free Look. If you cancel the contract within twenty days after receiving it (or whatever period is required in your state), Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson National will return your premium.

Advertising. From time to time, Jackson National may advertise several types of performance for the investment portfolios.

o Total return is the overall change in the value of an investment in an investment portfolio over a given period of time.
     o Standardized average annual total return is calculated in accordance with SEC guidelines.
     o Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a series has been in existence longer than the investment portfolio, we may show non-standardized performance for periods that begin on the inception date of the series, rather than the inception date of the investment portfolio.
o Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Market Timing and Asset Allocation Services. Market timing and asset allocation services offered by third parties must comply with Jackson National's administrative systems, rules and procedures.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson National may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National.

Year 2000 Matters. Jackson National initiated a project in 1993 to review and analyze its computer systems to determine if they are Year 2000 compatible. This project includes a written plan which provides for a process which ensures that when a particular system, or software application, is determined to be "non-compliant" the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software.

Jackson National's plan provides for an inventory of all critical computer systems, testing of such systems and resolution of Year 2000 issues. Jackson National anticipates that all compliance issues will be resolved by December 31, 1999.

As of the date of this Prospectus, Jackson National has identified and made available what it believes are the appropriate resources of hardware, people, and dollars to ensure that the plan will be completed.

Jackson National will not conclusively know the success of its plan until the Year 2000. Even with appropriate and diligent pursuit of a well-conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, Jackson National's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or inactions) of third parties beyond its knowledge or control.

Legal Proceedings. There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National Life Insurance Company, Jackson National Life Distributors, Inc., and the Jackson National Separate Account III are parties.

Questions. If you have questions about your contract, you may call or write to us at:

o Jackson National Life Annuity Service Center, (800) 766-4683, P.O. Box 378002, Denver, Colorado 80237-8002
o Institutional Marketing Group Service Center: (800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History ........................................... 2

Services .................................................................. 2

Purchase of Securities Being Offered ...................................... 2

Underwriters .............................................................. 2

Calculation of Performance ................................................ 3

Additional Tax Information ................................................ 7

Income Payments; Net Investment Factor ....................................16

Financial Statements ......................................................18

APPENDIX A

Condensed Financial Information

Accumulation Unit Values

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each portfolio as of December 31, 1998. This information has been taken from the Separate Account's financial statements. The Separate Account's financial statements for the period ended December 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.
--------------------------------------------------------------------------------
Investment Portfolios                  December 31,
                                        1998 (a)
--------------------------------------------------------------------------------
JNL/Alliance Growth Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $12.31
  Accumulation units outstanding
  at the end of period                     80,806

JNL/J.P. Morgan International &
Emerging Markets Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.01
  Accumulation units outstanding
  at the end of period                      6,345

JNL/Janus Aggressive Growth Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $13.03
  Accumulation units outstanding
  at the end of period                    147,588

JNL/Janus Global Equities Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.40
  Accumulation units outstanding
  at the end of period                    157,121

JNL/PIMCO Total Return Bond Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.50
  Accumulation units outstanding
  at the end of period                    235,487

JNL/Putnam Growth Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $11.43
  Accumulation units outstanding
  at the end of period                    205,520

JNL/Putnam Value Equity Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.02
  Accumulation units outstanding
  at the end of the period                218,997

JNL/S&P Conservative Growth Portfolio II
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.44
  Accumulation units outstanding
  at the end of period                    180,307

JNL/S&P Moderate Growth Portfolio II
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.11
  Accumulation units outstanding
  at the end of period                    282,366

JNL/S&P Aggressive Growth Portfolio II
Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.94
  Accumulation units outstanding
  at the end of period                     26,852

JNL/S&P Very Aggressive Growth Portfolio II
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.68
  Accumulation units outstanding
  at the end of period                     14,476

JNL/S&P Equity Growth Portfolio II
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.93
  Accumulation units outstanding
  at the end of period                     60,447

JNL/S&P Equity Aggressive Growth
Portfolio II
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.25
  Accumulation units outstanding
  at the end of period                     21,850

Goldman Sachs/JNL Growth & Income
Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $8.63
  Accumulation units outstanding
  at the end of period                    171,838

Lazard/JNL Small Cap Value Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $8.32
  Accumulation units outstanding
  at the end of period                     39,767

Lazard/JNL Mid Cap Value Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $8.78
  Accumulation units outstanding
  at the end of period                     52,028

PPM America/JNL Money Market Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.24
  Accumulation units outstanding
  at the end of period                    206,487

Salomon Brothers/JNL Balanced Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.14
  Accumulation units outstanding
  at the end of the period                132,312

Salomon Brothers/JNL Global Bond
Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.87
  Accumulation units outstanding
  at the end of period                     94,907

Salomon Brothers/JNL High Yield
Bond Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.93
  Accumulation units outstanding
  at the end of period                    210,063

T. Rowe Price/JNL International Equity
Investment Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                           $9.91
  Accumulation units outstanding
  at the end of period                     61,410

T. Rowe Price/JNL Mid-Cap Growth
Portfolio
  Accumulation unit value:
    Beginning of period                    $10.00
    End of period                          $10.31
  Accumulation units outstanding
  at the end of period                    129,491

(a) The Separate Account commenced operation on April 1, 1998. The JNL/S&P Conservative Growth Portfolio II, the JNL/S&P Moderate Growth Portfolio II, JNL/S&P Aggressive Growth Portfolio II, JNL/S&P Very Aggressive Growth Portfolio II, JNL/S&P Equity Growth Portfolio II, and JNL/S&P Equity Aggressive Growth Portfolio II commenced operations on April 13, 1998.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 1999



            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
               ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT III
                   OF JACKSON NATIONAL LIFE INSURANCE COMPANY



         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 30, 1999. The Prospectus may be obtained from Jackson National Life Insurance Company by writing P.O. Box 378002, Denver, Colorado 80237-8002, or calling 1-800-766-4683.





                                TABLE OF CONTENTS
                                                                         Page

General Information and History............................................ 2
Services................................................................... 2
Purchase of Securities Being Offered....................................... 2
Underwriters............................................................... 2
Calculation of Performance................................................. 3
Additional Tax Information................................................. 7
Income Payments; Net Investment Factor ................................... 16
Financial Statements ..................................................... 18

General Information and History

         Jackson National Separate Account III (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson National). Jackson National is a wholly-owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential Corporation plc, London, England, a insurance company in the United Kingdom.

Services

         Jackson National is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying fund bought and sold by the Separate Account.

         PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, audits and reports on Jackson National's financial statements, including the financial statements of the Separate Account, and performs other professional accounting, auditing and advisory services when engaged to do so by Jackson National.

         Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in the Prospectus.

Purchase of Securities Being Offered

         The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

Underwriters

         The contracts are offered continuously and are distributed by Jackson National Life Distributors, Inc. (JNLD), 10877 Wilshire Boulevard, Suite 1550, Los Angeles, California 90024. JNLD is a subsidiary of Jackson National. During the fiscal year ended December 31, 1998, no underwriting commissions were paid by Jackson National to JNLD.

Calculation of Performance

         When Jackson National advertises performance for an investment portfolio (except the PPM America/JNL Money Market Portfolio), we will include quotations of standardized total return to facilitate comparison with standardized total return advertised by other variable annuity separate accounts. Standardized total return for an investment portfolio will be shown for periods beginning on the date the investment portfolio first invested in the corresponding series. We will calculate standardized total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

         Standardized total return for a specific period is calculated by taking a hypothetical $1,000 investment in an investment portfolio at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized total return reflects the deduction of the insurance charges and the contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

         The standardized total returns for each investment portfolio (except the PPM America/JNL Money Market Portfolio) for the periods indicated are as follows:

                                                               Date of Initial Investment
                                                               in Corresponding Series to
                                                                   December 31, 1998
                                                                   -----------------
JNL/Alliance Growth Portfolio ......................................      23.10%
JNL/J.P. Morgan International & Emerging Markets Portfolio .........      -9.95%
JNL/Janus Aggressive Growth Portfolio ..............................      30.32%
JNL/Janus Global Equities Portfolio ................................       4.03%
JNL/PIMCO Total Return Bond Portfolio ..............................       5.02%
JNL/Putnam Growth Portfolio ........................................      14.33%
JNL/Putnam Value Equity Portfolio ..................................       0.16%
JNL/S&P Conservative Growth Portfolio II ...........................      -5.62%
JNL/S&P Moderate Growth Portfolio II ...............................       1.11%
JNL/S&P Aggressive Growth Portfolio II .............................      -0.58%
JNL/S&P Very Aggressive Growth Portfolio II ........................       6.84%
JNL/S&P Equity Growth Portfolio II .................................      -0.68%
JNL/S&P Equity Aggressive Growth Portfolio II ......................       2.49%
Goldman Sachs/JNL Growth & Income Portfolio ........................     -13.65%
Lazard/JNL Small Cap Value Portfolio ...............................     -16.79%
Lazard/JNL Mid Cap Value Portfolio .................................     -12.17%
Salomon Brothers/JNL Balanced Portfolio ............................       1.37%
Salomon Brothers/JNL Global Bond Portfolio .........................      -1.26%
Salomon Brothers/JNL High Yield Bond Portfolio .....................      -0.72%
T. Rowe Price/JNL International Equity Investment Portfolio ........      -0.90%
T. Rowe Price/JNL Mid-Cap Growth Portfolio .........................       3.11%

         Jackson National may also advertise non-standardized total return. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return. Non-standardized total return may assume a larger initial investment which more closely approximates the size of a typical contract.

         The non-standardized total returns that each investment portfolio (except the PPM America/JNL Money Market Portfolio) would have achieved if it had been invested in the corresponding series for the periods indicated, calculated in a manner similar to standardized total return but assuming a hypothetical initial investment of $10,000 and without deducting the contract maintenance charge, are as follows:

                                                                                     Commencement of
                                                                                      Operations of
                                                                                       Corresponding
                                                           One Year Period Ended     Series to December
                                                              December 31, 1998         31, 1998
                                                              -----------------         --------
JNL/Alliance Growth Portfolio ** ............................         N/A                 31.15%
JNL/J.P. Morgan International & Emerging Markets
         Portfolio ** .......................................         N/A                 -2.47%
JNL/Janus Aggressive Growth Portfolio * .....................         55.31%              28.42%
JNL/Janus Global Equities Portfolio * .......................         24.98%              27.66%
JNL/PIMCO Total Return Bond Portfolio ** ....................         N/A                  4.38%
JNL/Putnam Growth Portfolio * ...............................         32.92%              28.87%
JNL/Putnam Value Equity Portfolio * .........................         10.81%              20.64%
JNL/S&P Conservative Growth Portfolio II *** ................         N/A                 -5.62%
JNL/S&P Moderate Growth Portfolio II *** ....................         N/A                  1.11%
JNL/S&P Aggressive Growth Portfolio II *** ..................         N/A                 -0.58%
JNL/S&P Very Aggressive Growth Portfolio II *** .............         N/A                  6.84%
JNL/S&P Equity Growth Portfolio II *** ......................         N/A                 -0.68%
JNL/S&P Equity Aggressive Growth Portfolio II *** ...........         N/A                  2.49%
Goldman Sachs/JNL Growth & Income Portfolio ** ..............         N/A                -10.53%
Lazard/JNL Small Cap Value Portfolio ** .....................         N/A                -14.00%
Lazard/JNL Mid Cap Value Portfolio ** .......................         N/A                 -8.79%
Salomon Brothers/JNL Balanced Portfolio ** ..................         N/A                  4.59%
Salomon Brothers/JNL Global Bond Portfolio * ................          0.94%               7.84%
Salomon Brothers/JNL High Yield Bond Portfolio * ............         N/A                  0.07%
T. Rowe Price/JNL International Equity Investment Portfolio *         12.63%               8.79%
T. Rowe Price/JNL Mid-Cap Growth Portfolio * ................         19.68%              23.75%

*  Corresponding series commenced operations on May 15, 1995.
**  Corresponding series commenced operations on Marh 2, 1998.
***  Corresponding series commenced operations on April 13, 1998.

         Prior to May 1, 1997, the JNL/Putnam Growth Portfolio was the JNL/Phoenix Investment Counsel Growth Portfolio and the corresponding series was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Putnam Value Equity Portfolio was the PPM America/JNL Value Equity Portfolio and the corresponding series was sub-advised by PPM America, Inc.

         Standardized total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the investment portfolio has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series has been in existence for longer than the investment portfolio, the non-standardized total return quotations will show the investment performance the investment portfolio would have achieved (reduced by the applicable charges) had it been held in the series for the period quoted. Standardized average annual total return is not available for periods before the investment portfolio was in existence.

         Quotations of standardized total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a series include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a contract may be more or less than original cost.

         Jackson National may advertise the current annualized yield for a 30-day period for an investment portfolio. The annualized yield of an investment portfolio refers to the income generated by the investment portfolio over a specified 30-day period. Because this yield is annualized, the yield generated by an investment portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                   a-b   6
YIELD   =       2[(---+1)  -1]
                   cd

Where:

         a        =        net  investment  income earned during the period by
                           the  Series  attributable  to  shares  owned  by  the
                           investment portfolio.
         b        =        expenses for the investment  portfolio  accrued for
                           the period (net of reimbursements).
         c        =        the  average  daily  number of  accumulation  units
                           outstanding during the period.
         d        =        the maximum offering price per accumulation unit on
                           the last day of the period.

         The yield for the 30-day period ended December 31, 1998 for each of the referenced investment portfolios is as follows:

JNL/PIMCO Total Return Bond Portfolio                                3.05%
Salomon Brothers/JNL Balanced Portfolio                              0.56%
Salomon Brothers/JNL Global Bond Portfolio                           5.52%
Salomon Brothers/JNL High Yield Bond Portfolio                       6.62%

         Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all contracts.

         Because of the charges and deductions imposed by the Separate Account, the yield for an investment portfolio will be lower than the yield for the corresponding series. The yield on amounts held in the investment portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An investment portfolio's actual yield will be affected by the types and quality of portfolio securities held by the series and the series operating expenses.

         Any current yield quotations of the PPM America/JNL Money Market Portfolio, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Portfolio based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period. The PPM America/JNL Money Market Portfolio's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Portfolio's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Portfolio. The PPM America/JNL Money Market Portfolio's yield and effective yield for the seven day period ended December 31, 1998 were 3.28% and 3.34%, respectively.

         The PPM America/JNL Money Market Portfolio's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series' portfolio, portfolio quality and average maturity, changes in interest rates, and the series' expenses. Although the investment portfolio determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series' Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a contract owner's investment in the PPM America/JNL Money Market
Portfolio nor that Portfolio's investment in the PPM America/JNL Money Market Series, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

         NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE
TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

General

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial withdrawal, federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

         For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions.

         Jackson National is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National and its operations form a part of Jackson National.

Withholding Tax on Distributions

         The Code generally requires Jackson National (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under
Section 403(b) of the Code (other than (1) a series of substantially equal annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more); (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals. Failure to "rollover" the entire amount of an eligible rollover distribution
(including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

         Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

Diversification -- Separate Account Investments

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

         Jackson National intends that each series of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

         The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

         The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

         In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

         Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

         The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

         Under Section 72(u) of the Code, the investment earnings on premiums for contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

         An assignment or pledge of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

Qualified Plans

         The contracts offered by the Prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan.

Tax Treatment of Withdrawals

Non-Qualified Plans
-------------------

         Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate Premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

         With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Qualified Plans
---------------

         In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities) and 408 and 408A (IRAs). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

         The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner or annuitant (as applicable) and his or her spouse and dependents if the contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (8) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (9) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

         With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

         Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

         The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

         Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

         Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Types of Qualified Plans

         The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

         Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this Prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified plan contracts.

         (a) Tax-Sheltered Annuities

                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)
         (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b) Individual Retirement Annuities

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c) Pension and Profit-Sharing Plans

                  Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d) Non-Qualified Deferred Compensation Plans -- Section 457

                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan.

         (e) Roth IRAs

                  Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

                  Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

                  Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year periods beginning with the tax year 1998. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Income Payments; Net Investment Factor

         See "Income Payments (The Income Phase)" in the Prospectus.

         The net investment factor is an index applied to measure the net investment performance of an investment portfolio from one valuation date to the next. Since the net investment factor may be greater or less than or equal to one, and the factor that offsets the investment rate assumed is slightly less than one, the value of an annuity unit (which changes with the product of that factor) and the net investment may increase, decrease or remain the same.

         The net investment factor for any investment portfolio for any valuation period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

         (a) is the net result of:

                  (1) the net asset value of a series share held in the investment portfolio determined as of the valuation date at the end of the valuation period, plus

                  (2) the per share amount of any dividend or other distribution declared by the series if the "ex-dividend" date occurs during the valuation period, plus or minus

                  (3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson National during the valuation period which are determined by Jackson National to be attributable to the operation of the investment portfolio (no federal income taxes are applicable under present law );

         (b) is the net asset value of the series share held in the investment portfolio determined as of the valuation date at the end of the preceding valuation period; and

         (c) is the asset charge factor determined by Jackson National for the valuation period to reflect the charges for assuming the mortality and expense risks and the administration charge.

                     Jackson National Separate Account - III





                                    [GRAPHIC}














                              Financial Statements



                                December 31, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS



To Jackson National Life Insurance Company and
      Contract Owners of Jackson National Separate Account - III


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the twenty-two portfolios comprising Jackson National Separate Account - III at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Jackson National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP

February 17, 1999

                     Jackson National Separate Account - III

                       Statement of Assets and Liabilities
                                December 31, 1998


                                                                                           Portfolios
                                                        ----------------------------------------------------------------------------
                                                                                                       JNL/JPM          JNL/PIMCO
                                                            JNL            JNL                       International         Total
                                                         Aggressive       Global      JNL/Alliance    & Emerging          Return
                                                           Growth        Equities        Growth         Markets            Bond
                                                        -------------  -------------  -------------   --------------  --------------
Assets:

Investments in JNL Series Trust,
at market value
(See Schedule of Investments) .................       $1,923,432       $1,634,490       $  994,700       $   57,140       $2,473,180
Due from Jackson National Life
Insurance Company .............................           21,970             --               --               --               --
Receivable for investments sold ...............               78               67               41                2              102
                                                      ----------       ----------       ----------       ----------       ----------
Total Assets ..................................        1,945,480        1,634,557          994,741           57,142        2,473,282


Liabilities:

Payable for investments purchased .............           21,970             --               --               --               --
Due to Jackson National Life
Insurance Company .............................               78               67               41                2              102
                                                      ----------       ----------       ----------       ----------       ----------
Total Liabilities .............................           22,048               67               41                2              102
                                                      ----------       ----------       ----------       ----------       ----------


Net Assets ....................................       $1,923,432       $1,634,490       $  994,700       $   57,140       $2,473,180
                                                      ==========       ==========       ==========       ==========       ==========

Total Net Assets Represented by:
Number of units outstanding ...................          147,588          157,121           80,806            6,345          235,487
                                                      ==========       ==========       ==========       ==========       ==========
Unit value (net assets divided by
units outstanding) ............................       $    13.03       $    10.40       $    12.31       $     9.01       $    10.50
                                                      ==========       ==========       ==========       ==========       ==========

                                                     ---------------------------
                                                                      JNL/Putnam
                                                      JNL/Putnam         Value
                                                        Growth          Equity
                                                     ----------       ----------
Assets:

Investments in JNL Series Trust,
at market value
(See Schedule of Investments) ................       $2,349,668       $2,193,441
Due from Jackson National Life
Insurance Company ............................           22,635           21,970
Receivable for investments sold ..............               96               89
                                                     ----------       ----------
Total Assets .................................        2,372,399        2,215,500


Liabilities:

Payable for investments purchased ............           22,635           21,970
Due to Jackson National Life
Insurance Company ............................               96               89
                                                     ----------       ----------
Total Liabilities ............................           22,731           22,059
                                                     ----------       ----------


Net Assets ...................................       $2,349,668       $2,193,441
                                                     ==========       ==========

Total Net Assets Represented by:
Number of units outstanding ..................          205,520          218,997
                                                     ==========       ==========
Unit value (net assets divided by
units outstanding) ...........................       $    11.43       $    10.02
                                                     ==========       ==========

                 See accompanying notes to financial statements.

                                                     -------------------------------------------------------------------------------
                                                        Goldman                                           PPM
                                                       Sachs/JNL      Lazard/JNL      Lazard/JNL      America/JNL        Salomon
                                                       Growth &        Small Cap        Mid Cap          Money         Brothers/JNL
                                                        Income           Value           Value           Market          Balanced
                                                      ----------      -----------     ------------    ------------    --------------

Assets:

Investments in JNL Series Trust,
at market value
(See Schedule of Investments) .................       $1,483,798       $  330,899       $  456,952       $2,114,282       $1,341,212
Due from Jackson National Life
Insurance Company .............................             --               --               --               --               --
Receivable for investments sold ...............               61               14               19               87               55
                                                      ----------       ----------       ----------       ----------       ----------
Total Assets ..................................        1,483,859          330,913          456,971        2,114,369        1,341,267


Liabilities:

Payable for investments purchased .............             --               --               --               --               --
Due to Jackson National Life
Insurance Company .............................               61               14               19               87               55
                                                      ----------       ----------       ----------       ----------       ----------
Total Liabilities .............................               61               14               19               87               55
                                                      ----------       ----------       ----------       ----------       ----------


Net Assets ....................................       $1,483,798       $  330,899       $  456,952       $2,114,282       $1,341,212
                                                      ==========       ==========       ==========       ==========       ==========

Total Net Assets Represented by:
Number of units outstanding ...................          171,838           39,767           52,028          206,487          132,312
                                                      ==========       ==========       ==========       ==========       ==========
Unit value (net assets divided by
units outstanding) ............................       $     8.63       $     8.32       $     8.78       $    10.24       $    10.14
                                                      ==========       ==========       ==========       ==========       ==========

                                                             -----------------------------------------------------------------------
                                                                                                      T. Rowe
                                                                                    Salomon           Price/JNL           T. Rowe
                                                                  Salomon        Brothers/JNL       International        Price/JNL
                                                               Brothers/JNL       High Yield           Equity             Mid-Cap
                                                                Global Bond          Bond            Investment           Growth
                                                             ----------------   ---------------   -----------------   --------------
Assets:

Investments in JNL Series Trust,
at market value
(See Schedule of Investments) ......................          $  937,083          $2,085,565          $  608,584          $1,335,186
Due from Jackson National Life
Insurance Company ..................................                --                  --                  --                  --
Receivable for investments sold ....................                  39                  86                  25                  55
                                                              ----------          ----------          ----------          ----------
Total Assets .......................................             937,122           2,085,651             608,609           1,335,241


Liabilities:

Payable for investments purchased ..................                --                  --                  --                  --
Due to Jackson National Life
Insurance Company ..................................                  39                  86                  25                  55
                                                              ----------          ----------          ----------          ----------
Total Liabilities ..................................                  39                  86                  25                  55
                                                              ----------          ----------          ----------          ----------


Net Assets .........................................          $  937,083          $2,085,565          $  608,584          $1,335,186
                                                              ==========          ==========          ==========          ==========

Total Net Assets Represented by:
Number of units outstanding ........................              94,907             210,063              61,410             129,491
                                                              ==========          ==========          ==========          ==========
Unit value (net assets divided by
units outstanding) .................................          $     9.87          $     9.93          $     9.91          $    10.31
                                                              ==========          ==========          ==========          ==========

                     Jackson National Separate Account - III

                                December 31, 1998


                                                                                    Portfolios
                                               -------------------------------------------------------------------------------------
                                                                                             JNL/S&P                     JNL/S&P
                                                 JNL/S&P        JNL/S&P       JNL/S&P         Very        JNL/S&P        Equity
                                               Conservative     Moderate     Aggressive    Aggressive      Equity      Aggressive
                                                Growth II      Growth II     Growth II     Growth II     Growth II     Growth II
                                               -------------  ------------  ------------  ------------  ------------  --------------
Assets:

Investments in JNL Series Trust,
at market value
(See Schedule of Investments) ............     $1,701,711     $2,854,872     $  266,977     $  154,667     $  600,387     $  223,940
Due from Jackson National Life
Insurance Company ........................           --             --             --             --             --             --
Receivable for investments sold ..........             70            117             11              6             25              9
                                               ----------     ----------     ----------     ----------     ----------     ----------
Total Assets .............................      1,701,781      2,854,989        266,988        154,673        600,412        223,949


Liabilities:

Payable for investments purchased ........           --             --             --             --             --             --
Due to Jackson National Life
Insurance Company ........................             70            117             11              6             25              9
                                               ----------     ----------     ----------     ----------     ----------     ----------
Total Liabilities ........................             70            117             11              6             25              9
                                               ----------     ----------     ----------     ----------     ----------     ----------


Net Assets ...............................     $1,701,711     $2,854,872     $  266,977     $  154,667     $  600,387     $  223,940
                                               ==========     ==========     ==========     ==========     ==========     ==========

Total Net Assets Represented by:
Number of units outstanding ..............        180,307        282,366         26,852         14,476         60,447         21,850
                                               ==========     ==========     ==========     ==========     ==========     ==========
Unit value (net assets divided by
units outstanding) .......................     $     9.44     $    10.11     $     9.94     $    10.68     $     9.93     $    10.25
                                               ==========     ==========     ==========     ==========     ==========     ==========





























                 See accompanying notes to financial statements.

                     Jackson National Separate Account - III

                             Statement of Operations
         For the period from April 13, 1998 (commencement of operations)
                              to December 31, 1998


                                                                                         Portfolios
                                                       -----------------------------------------------------------------------------
                                                                                                           JNL/JPM        JNL/PIMCO
                                                           JNL              JNL                          International      Total
                                                       Aggressive          Global       JNL/Alliance      & Emerging        Return
                                                        Growth(1)        Equities(1)      Growth(3)        Markets(1)       Bond(2)
                                                       -------------  ---------------  --------------  ----------------  -----------
Net realized gain (loss) from sales
of investments:

Proceeds from sales ..............................       $ 298,706       $ 178,378        $ 122,211       $  24,214        $ 297,945
Cost of investments sold .........................         290,780         183,638          121,620          26,235          293,595
                                                         ---------       ---------        ---------       ---------        ---------
Net realized gain (loss) from sales
of investments ...................................           7,926          (5,260)             591          (2,021)           4,350


Change in net unrealized gain on
investments:

Unrealized gain beginning of period ..............            --              --               --              --               --
Unrealized gain end of period ....................         326,358         106,114          160,905           4,148           35,572
                                                         ---------       ---------        ---------       ---------        ---------
Change in net unrealized gain on
   investments ...................................         326,358         106,114          160,905           4,148           35,572
                                                         ---------       ---------        ---------       ---------        ---------


Net gain (loss) on investments ...................         334,284         100,854          161,496           2,127           39,922


Expenses:

Administrative charge ............................             794             650              424              26            1,195
Mortality and expense charge .....................           7,147           5,852            3,814             239           10,752
                                                         ---------       ---------        ---------       ---------        ---------

Total expenses ...................................       $   7,941       $   6,502        $   4,238       $     265        $  11,947
                                                         ---------       ---------        ---------       ---------        ---------

Increase (decrease) in net assets
resulting from operations ........................       $ 326,343       $  94,352        $ 157,258       $   1,862        $  27,975
                                                         =========       =========        =========       =========        =========

                                                    ----------------------------
                                                                     JNL/Putnam
                                                    JNL/Putnam          Value
                                                     Growth(3)         Equity(3)
                                                    -------------  -------------

Net realized gain (loss) from sales
of investments:

Proceeds from sales ..........................       $ 269,172        $ 310,591
Cost of investments sold .....................         281,941          324,149
                                                     ---------        ---------
Net realized gain (loss) from sales
of investments ...............................         (12,769)         (13,558)


Change in net unrealized gain on
investments:

Unrealized gain beginning of period ..........            --               --
Unrealized gain end of period ................         309,584          158,513
                                                     ---------        ---------
Change in net unrealized gain on
   investments ...............................         309,584          158,513
                                                     ---------        ---------


Net gain (loss) on investments ...............         296,815          144,955


Expenses:

Administrative charge ........................             826            1,040
Mortality and expense charge .................           7,432            9,359
                                                     ---------        ---------

Total expenses ...............................       $   8,258        $  10,399
                                                     ---------        ---------

Increase (decrease) in net assets
resulting from operations ....................       $ 288,557        $ 134,556
                                                     =========        =========
---------------------------------
1    Period from April 14, 1998 (commencement of operations)
2    Period from April 22, 1998 (commencement of operations)
3    Period from April 30, 1998 (commencement of operations)

                 See accompanying notes to financial statements.

                     Jackson National Separate Account - III

         For the period from April 13, 1998 (commencement of operations)
                              to December 31, 1998


                                                                                       Portfolios
                                                     -------------------------------------------------------------------------------
                                                       Goldman                                              PPM
                                                      Sachs/JNL        Lazard/JNL        Lazard/JNL       America/JNL     Salomon
                                                       Growth &         Small Cap          Mid Cap          Money       Brothers/JNL
                                                       Income(1)         Value(4)          Value(4)        Market(1)     Balanced(3)
                                                     ---------------  --------------  ----------------  -------------  -------------
Net realized gain (loss) from sales
of investments:

Proceeds from sales .............................      $  166,552       $   63,858       $   33,569       $8,651,184      $   91,712
Cost of investments sold ........................         175,345           69,651           36,737        8,635,137          90,807
                                                       ----------       ----------       ----------       ----------      ----------
Net realized gain (loss) from sales
of investments ..................................          (8,793)          (5,793)          (3,168)          16,047             905


Change in net unrealized gain on
investments:

Unrealized gain beginning of period .............            --               --               --               --              --
Unrealized gain end of period ...................           8,957           11,507           30,840           34,310          56,805
                                                       ----------       ----------       ----------       ----------      ----------
Change in net unrealized gain on
   investments ..................................           8,957           11,507           30,840           34,310          56,805
                                                       ----------       ----------       ----------       ----------      ----------


Net gain (loss) on investments ..................             164            5,714           27,672           50,357          57,710


Expenses:

Administrative charge ...........................             712              162              178            1,585             683
Mortality and expense charge ....................           6,410            1,460            1,609           14,264           6,146
                                                       ----------       ----------       ----------       ----------      ----------

Total expenses ..................................      $    7,122       $    1,622       $    1,787       $   15,849      $    6,829
                                                       ----------       ----------       ----------       ----------      ----------

Increase (decrease) in net assets
resulting from operations .......................      $   (6,958)      $    4,092       $   25,885       $   34,508      $   50,881
                                                       ==========       ==========       ==========       ==========      ==========




                                                  ------------------------------
                                                                     Salomon
                                                     Salomon       Brothers/JNL
                                                   Brothers/JNL     High Yield
                                                  Global Bond(3)      Bond(3)
                                                  --------------  --------------
Net realized gain (loss) from sales
of investments:

Proceeds from sales ..........................       $ 140,572        $ 363,406
Cost of investments sold .....................         143,547          367,701
                                                     ---------        ---------
Net realized gain (loss) from sales
of investments ...............................          (2,975)          (4,295)


Change in net unrealized gain on
investments:

Unrealized gain beginning of period ..........            --               --
Unrealized gain end of period ................           7,102           20,365
                                                     ---------        ---------
Change in net unrealized gain on
   investments ...............................           7,102           20,365
                                                     ---------        ---------


Net gain (loss) on investments ...............           4,127           16,070


Expenses:

Administrative charge ........................             543            1,159
Mortality and expense charge .................           4,886           10,430
                                                     ---------        ---------

Total expenses ...............................       $   5,429        $  11,589
                                                     ---------        ---------

Increase (decrease) in net assets
resulting from operations ....................       $  (1,302)       $   4,481
                                                     =========        =========

---------------------------------
1    Period from April 14, 1998 (commencement of operations)
2    Period from April 16, 1998 (commencement of operations)
3 Period from April 22, 1998 (commencement of operations) 4Period from April 30, 1998 (commencement of operations)

                 See accompanying notes to financial statements.

                                               -------------------------------------------------------------------------------------
                                                  T. Rowe
                                                 Price/JNL        T. Rowe                                                 JNL/S&P
                                               International     Price/JNL     JNL/S&P       JNL/S&P        JNL/S&P         Very
                                                   Equity         Mid-Cap    Conservative    Moderate     Aggressive     Aggressive
                                               Investment(4)     Growth(2)    Growth II     Growth II      Growth II      Growth II
                                               --------------  ------------  ------------  ------------  -------------  ------------
Net realized gain (loss) from sales
of investments:

Proceeds from sales ........................   $    54,558   $   161,748    $ 7,609,625    $ 1,365,292    $   261,796    $   269,302
Cost of investments sold ...................        54,096       166,794      8,267,214      1,367,246        264,415        265,068
                                               -----------   -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from sales
of investments .............................           462        (5,046)      (657,589)        (1,954)        (2,619)         4,234


Change in net unrealized gain on
investments:

Unrealized gain beginning of period ........          --            --             --             --             --             --
Unrealized gain end of period ..............        45,892       171,691         70,099        195,432         11,101         18,417
                                               -----------   -----------    -----------    -----------    -----------    -----------
Change in net unrealized gain on
   investments .............................        45,892       171,691         70,099        195,432         11,101         18,417
                                               -----------   -----------    -----------    -----------    -----------    -----------


Net gain (loss) on investments .............        46,354       166,645       (587,490)       193,478          8,482         22,651


Expenses:

Administrative charge ......................           281           600          2,699          1,729            187            156
Mortality and expense charge ...............         2,533         5,406         24,292         15,556          1,677          1,407
                                               -----------   -----------    -----------    -----------    -----------    -----------

Total expenses .............................   $     2,814   $     6,006    $    26,991    $    17,285    $     1,864    $     1,563
                                               -----------   -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
resulting from operations ..................   $    43,540   $   160,639    $  (614,481)   $   176,193    $     6,618    $    21,088
                                               ===========   ===========    ===========    ===========    ===========    ===========

                                                   -----------------------------
                                                                      JNL/S&P
                                                     JNL/S&P           Equity
                                                     Equity          Aggressive
                                                    Growth II        Growth II
                                                   -------------   -------------
Net realized gain (loss) from sales
of investments:

Proceeds from sales ..........................       $ 284,652        $ 236,751
Cost of investments sold .....................         286,595          239,811
                                                     ---------        ---------
Net realized gain (loss) from sales
of investments ...............................          (1,943)          (3,060)


Change in net unrealized gain on
investments:

Unrealized gain beginning of period ..........            --               --
Unrealized gain end of period ................          60,114           18,698
                                                     ---------        ---------
Change in net unrealized gain on
   investments ...............................          60,114           18,698
                                                     ---------        ---------


Net gain (loss) on investments ...............          58,171           15,638


Expenses:

Administrative charge ........................             373              187
Mortality and expense charge .................           3,359            1,686
                                                     ---------        ---------

Total expenses ...............................       $   3,732        $   1,873
                                                     ---------        ---------

Increase (decrease) in net assets
resulting from operations ....................       $  54,439        $  13,765
                                                     =========        =========

                     Jackson National Separate Account - III

                       Statement of Changes in Net Assets
         For the period from April 13, 1998 (commencement of operations)
                              to December 31, 1998

                                                                               Portfolios
                                            ----------------------------------------------------------------------------------------
                                                                                           JNL/JPM
                                                 JNL            JNL                     International     JNL/PIMCO
                                             Aggressive        Global     JNL/Alliance   & Emerging      Total Return   JNL/Putnam
                                              Growth(1)     Equities(1)     Growth(4)     Markets(1)        Bond(3)       Growth(4)
                                            ------------  -------------  -------------  --------------  -------------- -------------
Operations:

Net realized gain (loss) from sales
of investments ...........................   $     7,926    $    (5,260)   $       591    $    (2,021)   $     4,350    $   (12,769)
Change in net unrealized gain on
investments ..............................       326,358        106,114        160,905          4,148         35,572        309,584
Administrative charge ....................          (794)          (650)          (424)           (26)        (1,195)          (826)
Mortality and expense charge .............        (7,147)        (5,852)        (3,814)          (239)       (10,752)        (7,432)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
resulting
from operations ..........................       326,343         94,352        157,258          1,862         27,975        288,557


Net deposits into Separate Account
(Note 6) .................................     1,597,089      1,540,138        837,442         55,278      2,445,205      2,061,111
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase in net assets ...................     1,923,432      1,634,490        994,700         57,140      2,473,180      2,349,668


Net Assets:

Beginning of period ......................          --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

End of period ............................   $ 1,923,432    $ 1,634,490    $   994,700    $    57,140    $ 2,473,180    $ 2,349,668
                                             ===========    ===========    ===========    ===========    ===========    ===========

-------------------------------------
1    Period from April 14, 1998 (commencement of operations)
2    Period from April 16, 1998 (commencement of operations)
3 Period from April 22, 1998 (commencement of operations) 4Period from April 30, 1998 (commencement of operations)






                 See accompanying notes to financial statements.

                                            ----------------------------------------------------------------------------------------
                                                              Goldman                                        PPM
                                             JNL/Putnam       Sachs/JNL    Lazard/JNL      Lazard/JNL     America/JNL     Salomon
                                                Value          Growth &     Small Cap        Mid Cap         Money      Brothers/JNL
                                              Equity(4)       Income(1)      Value(4)        Value(4)      Market(1)     Balanced(3)
                                            -------------- -------------- -------------  -------------- -------------- -------------
Operations:

Net realized gain (loss) from sales
of investments ...........................   $   (13,558)   $    (8,793)   $    (5,793)   $    (3,168)   $    16,047    $       905
Change in net unrealized gain on
investments ..............................       158,513          8,957         11,507         30,840         34,310         56,805
Administrative charge ....................        (1,040)          (712)          (162)          (178)        (1,585)          (683)
Mortality and expense charge .............        (9,359)        (6,410)        (1,460)        (1,609)       (14,264)        (6,146)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
resulting
from operations ..........................       134,556         (6,958)         4,092         25,885         34,508         50,881


Net deposits into Separate Account
(Note 6) .................................     2,058,885      1,490,756        326,807        431,067      2,079,774      1,290,331
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase in net assets ...................     2,193,441      1,483,798        330,899        456,952      2,114,282      1,341,212


Net Assets:

Beginning of period ......................          --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

End of period ............................   $ 2,193,441    $ 1,483,798    $   330,899    $   456,952    $ 2,114,282    $ 1,341,212
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                   -----------------------------
                                                                      Salomon
                                                      Salomon       Brothers/JNL
                                                    Brothers/JNL     High Yield
                                                   Global Bond(3)      Bond(3)
                                                   --------------  -------------
Operations:

Net realized gain (loss) from sales
of investments .................................    $    (2,975)    $    (4,295)
Change in net unrealized gain on
investments ....................................          7,102          20,365
Administrative charge ..........................           (543)         (1,159)
Mortality and expense charge ...................         (4,886)        (10,430)
                                                    -----------     -----------

Increase (decrease) in net assets resulting
from operations ................................         (1,302)          4,481


Net deposits into Separate Account
(Note 6) .......................................        938,385       2,081,084
                                                    -----------     -----------

Increase in net assets .........................        937,083       2,085,565


Net Assets:

Beginning of period ............................           --              --
                                                    -----------     -----------

End of period ..................................    $   937,083     $ 2,085,565
                                                    ===========     ===========

                     Jackson National Separate Account - III

        For the period from April 13, 1998 (commencement of operations)
                              to December 31, 1998


                                                                                  Portfolios
                                           -----------------------------------------------------------------------------------------

                                             T. Rowe
                                            Price/JNL       T. Rowe                                                      JNL/S&P
                                           International   Price/JNL       JNL/S&P        JNL/S&P         JNL/S&P          Very
                                             Equity         Mid-Cap      Conservative     Moderate      Aggressive      Aggressive
                                           Investment(2)   Growth(1)      Growth II      Growth II       Growth II      Growth II
                                           -------------  -------------  -------------  --------------  -------------  -------------
Operations:

Net realized gain (loss) from sales
of investments ...........................   $       462    $    (5,046)   $  (657,589)   $    (1,954)   $    (2,619)   $     4,234
Change in net unrealized gain on
investments ..............................        45,892        171,691         70,099        195,432         11,101         18,417
Administrative charge ....................          (281)          (600)        (2,699)        (1,729)          (187)          (156)
Mortality and expense charge .............        (2,533)        (5,406)       (24,292)       (15,556)        (1,677)        (1,407)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
resulting
from operations ..........................        43,540        160,639       (614,481)       176,193          6,618         21,088


Net deposits into Separate Account
(Note 6) .................................       565,044      1,174,547      2,316,192      2,678,679        260,359        133,579
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase in net assets ...................       608,584      1,335,186      1,701,711      2,854,872        266,977        154,667


Net Assets:

Beginning of period ......................          --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

End of period ............................   $   608,584    $ 1,335,186    $ 1,701,711    $ 2,854,872    $   266,977    $   154,667
                                            ===========    ===========    ===========    ===========    ===========    ===========

--------------------------------------
1    Period from April 16, 1998 (commencement of operations)
2    Period from April 30, 1998 (commencement of operations)












                See accompanying notes to financial statements.

                                                    ----------------------------
                                                                      JNL/S&P
                                                      JNL/S&P          Equity
                                                       Equity        Aggressive
                                                      Growth II       Growth II
                                                    -------------  -------------
Operations:

Net realized gain (loss) from sales
of investments ...................................     $  (1,943)     $  (3,060)
Change in net unrealized gain on
investments ......................................        60,114         18,698
Administrative charge ............................          (373)          (187)
Mortality and expense charge .....................        (3,359)        (1,686)

Increase (decrease) in net assets resulting
from operations ..................................        54,439         13,765


Net deposits into Separate Account
(Note 6) .........................................       545,948        210,175

Increase in net assets ...........................       600,387        223,940


Net Assets:

Beginning of period ..............................          --             --

End of period ....................................     $ 600,387      $ 223,940

                     Jackson National Separate Account - III

                             Schedule of Investments
                                December 31, 1998


                                                                           Number                           Market
JNL Series Trust                                                         of Shares          Cost             Value
----------------                                                       --------------- ---------------- ----------------


JNL Aggressive Growth.............................................             87,112    $   1,597,074    $   1,923,432

JNL Global Equities...............................................             73,925        1,528,376        1,634,490

JNL/Alliance Growth...............................................             74,902          833,795          994,700

JNL/JPM International & Emerging Markets..........................              5,819           52,992           57,140

JNL/PIMCO Total Return Bond.......................................            243,423        2,437,608        2,473,180

JNL/Putnam Growth.................................................            102,695        2,040,084        2,349,668

JNL/Putnam Value Equity...........................................            120,254        2,034,928        2,193,441

Goldman Sachs/JNL Growth & Income.................................            164,866        1,474,841        1,483,798

Lazard/JNL Small Cap Value........................................             38,034          319,392          330,899

Lazard/JNL Mid Cap Value..........................................             49,615          426,112          456,952

PPM America/JNL Money Market......................................          2,114,282        2,079,972        2,114,282

Salomon Brothers/JNL Balanced.....................................            129,211        1,284,407        1,341,212

Salomon Brothers/JNL Global Bond..................................             87,824          929,981          937,083

Salomon Brothers/JNL High Yield Bond..............................            217,473        2,065,200        2,085,565

T. Rowe Price/JNL International Equity Investment.................             44,683          562,692          608,584

T. Rowe Price/JNL Mid-Cap Growth..................................             65,354        1,163,495        1,335,186

JNL/S&P Conservative Growth II....................................            178,376        1,631,612        1,701,711

JNL/S&P Moderate Growth II........................................            279,342        2,659,440        2,854,872

JNL/S&P Aggressive Growth II......................................             26,565          255,876          266,977

JNL/S&P Very Aggressive Growth II.................................             14,321          136,250          154,667

JNL/S&P Equity Growth II..........................................             59,799          540,273          600,387

JNL/S&P Equity Aggressive Growth II...............................             21,616          205,242          223,940

                 See accompanying notes to financial statements.

                     Jackson National Separate Account - III

                          Notes to Financial Statements


Note 1 - Organization

         Jackson National Life Insurance Company ("JNL") established Jackson National Separate Account - III (the "Separate Account") on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for individual flexible premium variable annuity contracts issued by JNL. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains twenty-two Portfolios, each of which invests in the following series of the JNL Series Trust:

                 JNL Aggressive Growth Series
                 JNL Global Equities Series
                 JNL/Alliance Growth Series
                 JNL/JPM  International  & Emerging  Markets  Series
                 JNL/PIMCO Total Return Bond Series
                 JNL/Putnam  Growth Series
                 JNL/Putnam Value Equity Series
                 Goldman  Sachs/JNL  Growth & Income Series
                 Lazard/JNL  Small Cap Value  Series
                 Lazard/JNL  Mid Cap Value Series
                 PPM   America/JNL   Money   Market   Series
                 Salomon Brothers/JNL  Balanced Series
                 Salomon Brothers/JNL Global Bond
                 Series  Salomon  Brothers/JNL  High Yield Bond
                 Series T. Rowe Price/JNL International Equity Investment Series
                 T. Rowe Price/JNL  Mid-Cap Growth Series
                 JNL/S&P  Conservative  Growth Series II
                 JNL/S&P Moderate Growth Series II
                 JNL/S&P Aggressive Growth  Series II
                 JNL/S&P  Very  Aggressive  Growth  Series II
                 JNL/S&P  Equity  Growth  Series II
                 JNL/S&P  Equity  Aggressive Growth Series II

         Jackson National Financial Services, LLC, a wholly-owned subsidiary of JNL, serves as investment adviser for all the series of the JNL Series Trust.

                     Jackson National Separate Account - III

Note 2 - Significant Accounting Policies

         The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Investments
         -----------

                  The Separate Account's investments in the corresponding series of the JNL Series Trust are stated at the net asset values of the respective series. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in JNL Series Trust are recorded on trade date. The Separate Account does not record dividend income as the series follow the accounting practice known as consent dividending, whereby all of its net investment income and realized gains are treated as being distributed to the Separate Account and are immediately reinvested in the series.

         Federal Income Taxes
         --------------------

                  The operations of the Separate Account are included in the federal income tax return of JNL, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

Note 3 - Policy Charges

         Charges are deducted from the Separate Account to compensate JNL for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contract.

                     Jackson National Separate Account - III

Note 3 - Policy Charges (continued)

         Contract Maintenance Charge
         ---------------------------

                  An annual contract maintenance charge of $50 is charged against each contract to reimburse JNL for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs on or prior to the annuity date. The charge is deducted by redeeming units. For the period ended December 31, 1998, $138 in contract maintenance charges were assessed.

         Transfer Fee Charge
         -------------------

                  A  transfer  fee  of $25  will  apply  to  transfers  made  by policyholders between the Portfolios and between the Portfolios and the general account in excess of 15 transfers in a contract year. JNL may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

                  This fee will be deducted from contract values which remain in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the period ended December 31, 1998, no transfer fees were assessed.

         Insurance Charges
         -----------------

                  JNL deducts a daily charge from the assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by JNL is that the insured may receive benefits greater than those anticipated by JNL. The expense risk assumed by JNL is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

                  JNL deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse JNL for administrative expenses related to the Separate Account and the issuance and maintenance of contracts.

                     Jackson National Separate Account - III

Note 4 - Purchases and Sales of Investments

         For the period ended December 31, 1998, purchases and proceeds from sales of investments in the JNL Series Trust are as follows:

                                                                                                     Proceeds
         JNL Series Trust                                                           Purchases       from Sales
         ----------------                                                        ---------------- ----------------


         JNL Aggressive Growth.................................................. $    1,887,854      $   298,706

         JNL Global Equities....................................................      1,712,014          178,378

         JNL/Alliance Growth....................................................        955,415          122,211

         JNL/JPM International & Emerging Markets...............................         79,227           24,214

         JNL/PIMCO Total Return Bond............................................      2,731,203          297,945

         JNL/Putnam Growth......................................................      2,322,025          269,172

         JNL/Putnam Value Equity................................................      2,359,077          310,591

         Goldman Sachs/JNL Growth & Income......................................      1,650,186          166,552

         Lazard/JNL Small Cap Value.............................................        389,043           63,858

         Lazard/JNL Mid Cap Value...............................................        462,849           33,569

         PPM America/JNL Money Market...........................................     10,715,109        8,651,184

         Salomon Brothers/JNL Balanced..........................................      1,375,214           91,712

         Salomon Brothers/JNL Global Bond.......................................      1,073,528          140,572

         Salomon Brothers/JNL High Yield Bond...................................      2,432,901          363,406

         T. Rowe Price/JNL International Equity Investment......................        616,788           54,558

         T. Rowe Price/JNL Mid-Cap Growth.......................................      1,330,289          161,748

         JNL/S&P Conservative Growth II.........................................      9,898,826        7,609,625

         JNL/S&P Moderate Growth II.............................................      4,026,686        1,365,292

         JNL/S&P Aggressive Growth II...........................................        520,291          261,796

         JNL/S&P Very Aggressive Growth II......................................        401,318          269,302

         JNL/S&P Equity Growth II...............................................        826,868          284,652

         JNL/S&P Equity Aggressive Growth II....................................        445,053          236,751

                     Jackson National Separate Account - III

Note 5 -  Accumulation of Unit Activity

     The following is a reconciliation of unit activity for the period ended December 31, 1998:

                                                Units                                Units
                                             Outstanding     Units       Units    Outstanding
Portfolio:                                   at 4/13/98*    Issued     Redeemed   at 12/31/98
----------                                   -----------    ------     --------   -----------


JNL Aggressive Growth......................            -      173,958    (26,370)      147,588

JNL Global Equities........................            -      174,310    (17,189)      157,121

JNL/Alliance Growth........................            -       91,947    (11,141)       80,806

JNL/JPM International & Emerging Markets...            -        9,348     (3,003)        6,345

JNL/PIMCO Total Return Bond................            -      263,371    (27,884)      235,487

JNL/Putnam Growth..........................            -      232,942    (27,422)      205,520

JNL/Putnam Value Equity....................            -      252,192    (33,195)      218,997

Goldman Sachs/JNL Growth & Income..........            -      190,969    (19,131)      171,838

Lazard/JNL Small Cap Value.................            -       47,964     (8,197)       39,767

Lazard/JNL Mid Cap Value...................            -       55,924     (3,896)       52,028

PPM America/JNL Money Market...............            -    1,055,954   (849,467)      206,487

Salomon Brothers/JNL Balanced..............            -      140,938     (8,626)      132,312

Salomon Brothers/JNL Global Bond...........            -      108,874    (13,967)       94,907

Salomon Brothers/JNL High Yield Bond.......            -      246,032    (35,969)      210,063

T. Rowe Price/JNL International Equity
Investment.................................            -       66,813     (5,403)       61,410

T. Rowe Price/JNL Mid-Cap Growth...........            -      146,878    (17,387)      129,491

JNL/S&P Conservative Growth II.............            -    1,050,964   (870,657)      180,307

JNL/S&P Moderate Growth II.................            -      418,915   (136,549)      282,366

JNL/S&P Aggressive Growth II...............            -       53,601    (26,749)       26,852

JNL/S&P Very Aggressive Growth II..........            -       41,281    (26,805)       14,476

JNL/S&P Equity Growth II...................            -       89,773    (29,326)       60,447

JNL/S&P Equity Aggressive Growth II........            -       45,930    (24,080)       21,850

--------------------------------------------
*Commencement of operations of Jackson National Separate Account - III.

                     Jackson National Separate Account - III

Note 6 - Reconciliation of Gross and Net Deposits into the Separate Account

         Deposits into the Separate Account purchase shares of the JNL Series Trust. Net deposits represent the amounts available for investment in such shares after the deduction of applicable policy charges. The following is a summary of net deposits made for the period ended December 31, 1998:


                                                                                  Portfolios
                                          ------------------------------------------------------------------------------------------

                                                                                         JNL/JPM        JNL/PIMCO
                                               JNL            JNL                        International       Total
                                           Aggressive       Global       JNL/Alliance     & Emerging        Return       JNL/Putnam
                                             Growth        Equities         Growth          Markets          Bond          Growth
                                          -------------- --------------  --------------  --------------  -------------- ------------

                                          Period from    Period from     Period from     Period from     Period from    Period from
                                           April 14,      April 14,       April 30,       April 14,       April 22,      April 30,
                                            1998* to       1998* to        1998* to        1998* to        1998* to       1998* to
                                          December 31,   December 31,    December 31,    December 31,    December 31,   December 31,
                                              1998           1998            1998            1998            1998           1998
                                          -------------- --------------  --------------  --------------  -------------- ------------

Proceeds from units issued ...............   $ 1,437,801    $ 1,476,998    $   710,470    $    52,112    $ 2,448,775    $ 1,762,252
Value of units redeemed ..................        (2,002)       (10,653)        (2,545)          (121)       (37,296)       (25,088)
Transfers between portfolios and between
portfolios and general account ...........       161,290         73,800        129,518          3,287         33,726        323,961
                                             -----------    -----------    -----------    -----------    -----------    -----------

Total gross deposits net of
transfers to general account .............     1,597,089      1,540,145        837,443         55,278      2,445,205      2,061,125

Deductions:
Policyholder charges .....................          --                7              1           --             --               14
                                             -----------    -----------    -----------    -----------    -----------    -----------


Net deposits from policyholders ..........   $ 1,597,089    $ 1,540,138    $   837,442    $    55,278    $ 2,445,205    $ 2,061,111
                                             ===========    ===========    ===========    ===========    ===========    ===========


-------------------------------------
*Commencement of operations.

                                            ----------------------------------------------------------------------------------------
                                                             Goldman                                         PPM
                                             JNL/Putnam     Sachs/JNL     Lazard/JNL      Lazard/JNL     America/JNL       Salomon
                                                Value       Growth &       Small Cap        Mid Cap         Money       Brothers/JNL
                                               Equity        Income          Value           Value         Market         Balanced
                                            -------------  -------------- --------------  -------------- ------------   ------------
                                             Period from    Period from     Period from     Period from    Period from   Period from
                                             April 30,      April 14,       April 30,       April 30,      April 14,      April 22,
                                              1998* to       1998* to       1998* to         1998* to       1998* to      1998* to
                                            December 31,   December 31,   December 31,     December 31,   December 31,  December 31,
                                                1998           1998           1998             1998           1998           1998
                                           -------------  -------------- --------------   -------------   ------------  ------------

Proceeds from units issued ...............   $ 1,983,473    $ 1,366,017    $   279,583    $   339,935    $ 2,857,237    $ 1,162,018
Value of units redeemed ..................       (57,226)       (23,949)        (1,803)        (3,008)    (3,591,814)       (30,228)
Transfers between portfolios and between
portfolios and general account ...........       132,651        148,689         49,027         94,141      2,814,451        158,541
                                             -----------    -----------    -----------    -----------    -----------    -----------

Total gross deposits net of
transfers to general account .............     2,058,898      1,490,757        326,807        431,068      2,079,874      1,290,331

Deductions:
Policyholder charges .....................            13              1           --                1            100           --
                                             -----------    -----------    -----------    -----------    -----------    -----------


Net deposits from policyholders ..........   $ 2,058,885    $ 1,490,756    $   326,807    $   431,067    $ 2,079,774    $ 1,290,331
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                  ------------------------------
                                                    Salomon          Salomon
                                                  Brothers/JNL     Brothers/JNL
                                                     Global         High Yield
                                                      Bond             Bond
                                                  --------------  --------------
                                                   Period from      Period from
                                                    April 22,        April 22,
                                                    1998* to         1998* to
                                                  December 31,     December 31,
                                                      1998             1998
                                                  --------------  --------------

Proceeds from units issued ...................     $   943,933      $ 2,077,954
Value of units redeemed ......................         (27,587)         (46,833)
Transfers between portfolios and between
portfolios and general account ...............          22,040           49,963
                                                   -----------      -----------

Total gross deposits net of
transfers to general account .................         938,386        2,081,084

Deductions:
Policyholder charges .........................               1             --
                                                   -----------      -----------


Net deposits from policyholders ..............     $   938,385      $ 2,081,084
                                                   ===========      ===========

                     Jackson National Separate Account - III

Note 6 - Reconciliation of Gross and Net Deposits into the Separate Account (continued)





                                                                                    Portfolios
                                            ----------------------------------------------------------------------------------------
                                              T. Rowe
                                             Price/JNL        T. Rowe                                                      JNL/S&P
                                            International    Price/JNL       JNL/S&P         JNL/S&P         JNL/S&P         Very
                                               Equity         Mid-Cap     Conservative      Moderate       Aggressive     Aggressive
                                             Investment       Growth        Growth II       Growth II       Growth II      Growth II
                                            -------------  -------------- --------------  --------------  -------------- -----------
                                            Period from    Period from    Period from     Period from     Period from    Period from
                                             April 30,      April 16,      April 13,       April 13,       April 13,       April 13,
                                             1998* to        1998* to       1998* to        1998* to       1998* to        1998* to
                                             December 31,   December 31,   December 31,    December 31,   December 31,  December 31,
                                                1998            1998           1998            1998           1998            1998
                                            -------------  -------------- --------------  --------------  --------------  ----------

Proceeds from units issued ...............   $   549,870    $ 1,105,762    $ 1,658,371    $ 2,650,860    $   267,519    $   134,621
Value of units redeemed ..................       (15,165)       (12,933)      (136,170)       (51,104)        (4,641)        (3,866)
Transfers between portfolios and between
portfolios and general account ...........        30,339         81,718        793,991         78,923         (2,519)         2,824
                                             -----------    -----------    -----------    -----------    -----------    -----------

Total gross deposits net of
transfers to general account .............       565,044      1,174,547      2,316,192      2,678,679        260,359        133,579

Deductions:
Policyholder charges .....................          --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------


Net deposits from policyholders ..........   $   565,044    $ 1,174,547    $ 2,316,192    $ 2,678,679    $   260,359    $   133,579
                                             ===========    ===========    ===========    ===========    ===========    ===========

-------------------------------------
*Commencement of operations

                                                     ---------------------------
                                                                      JNL/S&P
                                                       JNL/S&P         Equity
                                                        Equity       Aggressive
                                                      Growth II      Growth II
                                                     ------------  -------------
                                                     Period from    Period from
                                                      April 13,      April 13,
                                                       1998* to       1998* to
                                                     December 31,   December 31,
                                                         1998           1998
                                                     ------------  -------------
Proceeds from units issued .......................     $ 539,408      $ 206,119
Value of units redeemed ..........................       (18,206)        (3,946)
Transfers between portfolios and between
portfolios and general account ...................        24,746          8,002
                                                       ---------      ---------

Total gross deposits net of
transfers to general account .....................       545,948        210,175

Deductions:
Policyholder charges .............................          --             --
                                                       ---------      ---------


Net deposits from policyholders ..................     $ 545,948      $ 210,175
                                                       =========      =========

                     Jackson National Life Insurance Company

                                and Subsidiaries



                                    [GRAPHIC]














                        Consolidated Financial Statements


                                December 31, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------



To the Board of Directors and Stockholder of Jackson National Life Insurance Company


In our opinion, the accompanying consolidated balance sheets and the related consolidated income statements and consolidated statements of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




/s/ PricewaterhouseCoopers LLP



February 5, 1999

            Jackson National Life Insurance Company and Subsidiaries
                       Consoldiated Financial Statements

Consolidated Balance Sheet
(In thousands)

--------------------------------------------------------------------------------

                                                                                      December 31,
                                                                           ------------------  -----------------
Assets                                                                            1998               1997
------                                                                     ------------------  -----------------
   Investments:
     Cash and short-term investments                                            $ 2,487,418        $ 3,133,163
     Investments available for sale, at market value:
        Fixed maturities (amortized cost: 1998, $26,615,730; 1997,               27,304,968         26,604,978
       $25,622,420)
        Equities (cost: 1998, $247,307; 1997, $157,916)                             319,831            252,963
     Mortgage loans, net of allowance                                             2,465,807          1,597,223
     Policy loans                                                                   652,628            624,192
     Other invested assets                                                          415,493            171,220
                                                                           ------------------  -----------------
         Total investments                                                       33,646,145         32,383,739

   Accrued investment income                                                        427,297            386,412
   Deferred acquisition costs                                                     1,311,314          1,140,034
   Variable annuity assets                                                        1,951,659          1,122,239
   Reinsurance recoverable                                                          256,189            226,219
   Value of acquired insurance in force                                             154,402            169,245
   Other assets                                                                      91,750             80,197
                                                                           ==================  =================
         Total assets                                                          $ 37,838,756       $ 35,508,085
                                                                           ==================  =================

Liabilities and Stockholder's Equity
     Liabilities
     Policy reserves and liabilities:
       Reserves for future policy benefits                                     $    650,305         $  635,428
       Deposits on investment contracts                                          25,135,640         25,152,074
       Guaranteed investment contracts                                            4,566,859          2,769,249
       Other policyholder funds                                                      12,262             15,674
       Claims payable                                                               168,278            159,022
     Reverse repurchase and dollar roll repurchase agreements                       922,121          1,426,473
     Variable annuity liabilities                                                 1,951,659          1,122,239
     Surplus note payable                                                           249,176            249,168
     Liability for guaranty fund assessments                                         66,846             81,776
     Income taxes currently payable to Parent                                       178,236            143,295
     Deferred income taxes                                                           23,122             43,086
     Securities lending payable                                                     425,000            607,000
     Other liabilities                                                              607,250            488,452
                                                                           ------------------  -----------------
         Total liabilities                                                       34,956,754         32,892,936
                                                                           ------------------  -----------------

     Stockholder's Equity
     Capital stock, $1.15 par value; authorized 50,000 shares;
       outstanding 12,000 shares                                                     13,800             13,800
     Additional paid-in capital                                                   1,360,982            832,982
     Net unrealized gain on investments,
       net of tax of $175,147 in 1998 and  $237,212 in 1997                         325,273            440,537
     Retained earnings                                                            1,181,947          1,327,830
                                                                           ------------------  -----------------
     Total stockholder's equity                                                   2,882,002          2,615,149
                                                                           ==================  =================
         Total liabilities and stockholder's equity                           $  37,838,756       $ 35,508,085
                                                                           ==================  =================


          See accompanying notes to consolidated financial statements.

            Jackson National Life Insurance Company and Subsidiaries
                       Consolidated Financial Statements

Consolidated Income Statement
(In thousands)

--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                               1998                 1997                1996
                                                          -----------------    -----------------  ------------------
Revenues
   Premiums and other considerations                      $        263,686     $        275,851   $        292,448

   Net investment income                                         2,478,277            2,333,509          1,997,032

   Net realized investment gains                                    69,446               80,335             18,573

   Fee income:
     Mortality charges                                             136,040              136,285            123,245
     Surrender charges                                              76,878               66,638             64,933
     Expense charges                                                19,217               20,175             20,641
     Variable annuity fees                                          21,411               10,202              1,948
     Net asset management fees                                       7,044                5,219                946
     Net retained commissions                                          396                  443                325
                                                          -----------------    -----------------  ------------------
   Total fee income                                                260,986              238,962            212,038

   Other income                                                     32,974               31,251             28,741
                                                          -----------------    -----------------  ------------------
     Total revenues                                              3,105,369            2,959,908          2,548,832
                                                          -----------------    -----------------  ------------------

Benefits and Expenses
   Death benefits                                                  274,219              279,014            282,973
   Interest credited on deposit liabilities                      1,664,133            1,586,249          1,449,852
   Interest expense on surplus notes and reverse
      repurchase agreements                                        121,035              107,738                  -
   Increase (decrease) in reserves, net of
      reinsurance recoverables                                     (20,712)             (23,292)             3,568
   Other policyholder benefits                                      10,534               16,170             14,446
   Commissions                                                     208,177              274,906            232,901
   General and administrative expenses                             169,274              169,473            146,800
   Taxes, licenses and fees                                         14,152               21,852             23,535
   Deferral of policy acquisition costs                           (251,166)            (320,246)          (262,351)
   Amortization of acquisition costs:
     Attributable to operations                                    194,045              191,425            167,727
     Attributable to net realized investment gains                  24,096               24,687              7,335
   Amortization of insurance in force                               14,843               14,039             13,279
                                                          -----------------    -----------------  ------------------
     Total benefits and expenses                                 2,422,630            2,342,015          2,080,065
                                                          -----------------    -----------------  ------------------
     Pretax income                                                 682,739              617,893            468,767
   Income tax expense                                              239,000              216,300            164,100
                                                          -----------------    -----------------  ------------------
     Net income                                           $        443,739     $        401,593    $       304,667
                                                          =================    =================  ==================

          See accompanying notes to consolidated financial statements.

            Jackson National Life Insurance Company and Subsidiaries
                        Consolidated Financial Statements

Consolidated Statement of Stockholder's Equity
(In thousands)

--------------------------------------------------------------------------------

                                                                      Years Ended December 31,
                                                           1998                 1997                 1996
                                                     -------------------  -------------------  -------------------

Common stock, beginning and end of year              $         13,800     $         13,800     $         13,800
                                                     -------------------  -------------------  -------------------
Additional paid-in capital
Beginning of year                                             832,982              648,982              603,982
    Capital contributions                                     528,000              184,000               45,000
                                                     -------------------  -------------------  -------------------
End of year                                                 1,360,982              832,982              648,982
                                                     -------------------  -------------------  -------------------
Accumulated other comprehensive income
Beginning of year                                             440,537              180,432              389,883
    Net unrealized gain (loss) on investments,
       net of tax of $(62,065) in 1998, $140,057 in
       1997, and $(112,782) in 1996                          (115,264)             260,105             (209,451)
                                                     -------------------  -------------------  -------------------
End of year                                                   325,273              440,537              180,432
                                                     -------------------  -------------------  -------------------
Retained earnings
Beginning of year                                           1,327,830            1,170,737              885,570
    Net income                                                443,739              401,593              304,667
    Dividends paid to stockholder                            (589,622)            (244,500)             (19,500)
                                                     -------------------  -------------------  -------------------
End of year                                                 1,181,947            1,327,830            1,170,737
                                                     -------------------  -------------------  -------------------
Total stockholder's equity                           $      2,882,002     $      2,615,149     $      2,013,951
                                                     ===================  ===================  ===================



                                                                      Years Ended December 31,
                                                           1998                 1997                 1996
                                                     -------------------  -------------------  ------------------
Comprehensive Income
Net income                                           $        443,739      $         401,593   $        304,667
Net unrealized gain (loss) on investments,
       net of tax of $(62,065) in 1998, $140,057 in
       1997, and $(112,782) in 1996                          (115,264)               260,105           (209,451)
                                                     ===================  ===================  ==================
Comprehensive income                                 $        328,475      $         661,698   $         95,216
                                                     ===================  ===================  ==================

          See accompanying notes to consolidated financial statements.

            Jackson National Life Insurance Company and Subsidiaries
                       Consolidated Financial Statements

Consolidated Statement of Cash Flows
(In thousands)

--------------------------------------------------------------------------------

                                                                            Years Ended December 31,
                                                                   1998                1997             1996
                                                              ----------------    ---------------- -----------------
Cash flows from operating activities:
     Net income                                               $      443,739      $       401,593  $      304,667
     Adjustments  to  reconcile  net income to net cash
       provided  by  operating activities:
         Net realized investment gains                                (69,446)            (80,335)        (18,573)
         Interest credited on deposit liabilities                   1,664,133           1,586,249       1,449,852
         Other charges                                               (253,546)           (233,300)       (210,767)
         Amortization of discount and premium on
           investments                                               (104,586)            (18,437)        (55,808)
         Change in:
              Deferred income taxes                                    42,100              34,500          44,600
              Accrued investment income                               (40,885)            (48,313)        (11,077)
              Deferred acquisition costs                              (33,025)           (104,134)        (87,289)
              Value of acquired insurance in force                     14,843              14,039          13,279
              Income taxes currently payable to Parent                 34,941               2,931          38,317
              Other assets and liabilities, net                       (98,924)            659,413         (92,839)
                                                              ----------------    ---------------- -----------------
     Net cash provided by operating activities                      1,599,344           2,214,206       1,374,362
                                                              ----------------    ---------------- -----------------

Cash flows from investing activities:
     Sales of:
         Fixed maturities and equities available for sale           6,923,936           9,078,616       3,281,105
         Mortgage loans                                               127,201              47,282          16,360
     Principal repayments, maturities, calls and redemptions:
         Available for sale                                         1,020,281             960,844       1,052,506
         Held to maturity                                                   -                   -         465,862
     Purchases of:
         Fixed maturities and equities available for sale          (8,847,509)        (11,588,708)     (5,716,350)
         Fixed maturities held to maturity                                  -                   -        (557,749)
         Mortgage loans                                            (1,008,131)           (801,008)       (685,938)
     Other investing activities                                      (769,833)          1,332,795               -
                                                              ----------------    ---------------- -----------------
     Net cash used by investing activities                         (2,554,055)           (970,179)     (2,144,204)
                                                              ----------------    ---------------- -----------------

Cash flows from financing activities:
     Policyholders account balances:
         Deposits                                                   5,185,920           5,244,103       4,179,286
         Withdrawals                                               (4,306,150)         (3,599,724)     (2,540,112)
         Net transfers to separate accounts                          (509,182)           (604,152)       (322,674)
     Surplus note payable                                                   -             249,163               -
     Payment of cash dividends to Parent                             (589,622)           (244,500)        (19,500)
     Capital contribution from Parent                                 528,000             184,000          45,000
                                                              ----------------    ---------------- -----------------
     Net cash provided by financing activities                        308,966           1,228,890       1,342,000
                                                              ----------------    ---------------- -----------------
     Net increase (decrease) in cash and short-term
       investments                                                   (645,745)          2,472,917         572,158
Cash and short-term investments, beginning of period                3,133,163             660,246          88,088
                                                              ================    ================ =================
Cash and short-term investments, end of period                 $    2,487,418       $   3,133,163  $      660,246
                                                              ================    ================ =================

          See accompanying notes to consolidated financial statements.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1998
--------------------------------------------------------------------------------
1.   Nature of Operations

     Jackson National Life Insurance Company (the "Company" or "JNL") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential Corporation, plc ("Prudential"), London, England. JNL is licensed to sell individual annuity products, including immediate and deferred annuities, variable annuities, guaranteed investment contracts ("GICs"), and individual life insurance products in 49 states and the District of Columbia.

     The accompanying consolidated financial statements include JNL and its wholly owned subsidiaries, Jackson National Life Insurance Company of New York, an insurance company; Chrissy Corporation, an advertising agency; Jackson National Financial Services, LLC, an investment advisor and transfer agent; Jackson National Life Distributors, Inc., a broker dealer and JNL Thrift Holdings, Inc., a bank holding company.

     On November 10, 1998, JNL Thrift Holdings, Inc. completed its acquisition of First Federal Savings and Loan Association of San Bernardino, a thrift located in San Bernardino, California. Following the acquisition the thrift was renamed Jackson Federal Savings Bank ("Jackson Federal"). The purchase price amounted to $6.5 million. Additional capital contributions of $4.2 million were made by the Company. Jackson Federal had total assets of $110.0 million and deposits of $105.8 million at the date of the acquisition. The $3.8 million excess of the purchase price over the fair value of assets acquired was allocated to goodwill and core deposits. The core deposits will be amortized over 7 years and goodwill will be amortized over 15 years. The acquisition was accounted for by the purchase method and the results of Jackson Federal are included in the consolidated income statement from the date of acquisition.

     During the second quarter of 1997, the Company sold Jackson National Compania De Seguros De Vida S.A, a life insurance company of which JNL owned 90% of the common stock.

 2.  Summary of Significant Accounting Policies

     Basis of Presentation
     The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform with the current year presentation.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     Changes in Accounting Principles

     Effective January 1, 1998, JNL adopted Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income includes all changes in shareholder's equity (except those arising from transactions with owners/shareholders) and, in the Company's case, includes net income and net unrealized gains/(losses) on securities. SFAS 130 requires additional disclosures in the financial statements, but it has no impact on the Company's financial position or net income. Realized investment gains on securities held as of the beginning of the year totaling $128.3 million, $98.1 million and $57.9 million in 1998, 1997 and 1996, respectively, had unrealized appreciation of $107.4 million, $45.8 million and $76.5 million at December 31, 1997, 1996 and 1995, respectively. Prior year financial statements have been reclassified to conform with the current year presentation.

     Investments
     Cash and short-term investments which primarily include cash, commercial paper, and money market instruments are carried at cost, which approximates fair value. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist of debt securities and commercial loans. Debt securities include bonds, notes, redeemable preferred stocks, mortgage-backed securities and structured securities. All debt securities are considered available for sale and are carried at aggregate market value. Debt securities are reduced to estimated net realizable value for declines in market value considered to be other than temporary. Commercial loans include certain term and revolving notes as well as certain receivables arising from asset based lending activities. Commercial loans are carried at outstanding principal balances, less an allowance for loan losses.

     Equity securities which include common stocks and non-redeemable preferred stocks are carried at market value.

     Mortgage loans are carried at the unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses is maintained at a level considered adequate to absorb losses inherent in the mortgage loan portfolio.

     Policy loans are carried at the unpaid principal balances.

     Real estate is carried at the lower of depreciated cost or fair value.

     Limited partnership investments are accounted for using the equity method.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains or losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs adjustment, are excluded from net income and included as a component of comprehensive income in stockholder's equity.

     Derivative Financial Instruments
     The Company enters into financial derivative transactions, including swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, duration matching and scenario testing.

     Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount. Interest rate swap agreements outstanding at December 31, 1998 and 1997 hedge available for sale securities and are carried at fair value with the change in value reflected in comprehensive income and stockholder's equity. Amounts paid or received on interest rate swap agreements are included in investment income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other assets. Realized gains and losses from the settlement or termination of the interest rate swaps are deferred and amortized over the life of the specific hedged assets as an adjustment to the yield.

     Index swap agreements generally involve the exchange of payments based on a short-term interest rate index for payments based on the total return of a bond or equity index over the life of the agreement without an exchange of the underlying principal amount. Index swap agreements outstanding at December 31, 1998 and 1997 hedge the anticipated purchase of investment grade available for sale bonds and are carried at fair value. Fair value and amounts paid or received on the swaps are deferred and will adjust the basis of bonds acquired upon expiration of the swaps.

     Put-swaptions purchased provide the Company with the right, but not the obligation, to require the writers to pay the Company the present value of a long duration interest rate swap at future exercise dates. These put-swaptions are entered into as a hedge against significant upward movements in interest rates. Premiums paid for put-swaption contracts are included in other invested assets and are being amortized to investment income over the remaining terms of the contracts with maturities of up to 10 years. Put-swaptions, designated as a hedge of available for sale securities, are carried at fair value with the change in value reflected in comprehensive income and stockholder's equity.

     Equity index futures contracts and equity index call options are used in conjunction with equity index-linked immediate and deferred annuities offered by the Company. These transactions are accounted for as hedges of the associated annuity liabilities. The variation margin on futures contracts is deferred and, upon closing of the contracts, adjusts the basis of option contracts purchased. The cost of options acquired is amortized into net investment income over the option term. The fair value of option contracts is deferred until recognition of the associated index-linked annuity liability.

     Derivative financial instruments are primarily held for hedging purposes. High yield bond index swaps and equity index swaps were held for investment purposes in 1998, 1997 and 1996. Emerging market bond index swaps and equity index futures were held for investment purposes in 1998.

     The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

     Deferred Acquisition Costs
     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equity securities available for sale are carried at aggregate market value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated aggregate market value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in market value of fixed maturities and equity securities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of comprehensive income. Deferred acquisition costs have been decreased by $245.3 million and $383.6 million at December 31, 1998 and 1997, respectively, to reflect this change.

     Value of Acquired Insurance in-Force
     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

     Federal Income Taxes
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     JNL files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York. In years prior to 1998, JNL filed a consolidated federal income tax return with Brooke Life only. The non-life insurance company subsidiaries file separate federal income tax returns. Income tax expense is calculated on a separate company basis.

     Policy Reserves and Liabilities

     Reserves for future policy benefits:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 59% to 90% of the 1975-1980 Basic Select and Ultimate tables depending on underwriting classification and policy duration. Interest rate assumptions range from 6.0% to 9.5%. Lapse and expense assumptions are based on Company experience.

     Deposits on investment contracts:
     For the Company's interest-sensitive life contracts, reserves approximate the policyholder's accumulation account. For deferred annuity, variable annuity, guaranteed investment contracts and other investment contracts, the reserve is the policyholder's account value. The reserve for equity index-linked annuities is based upon the 3% guaranteed contract value; obligations in excess of this amount are hedged through the use of futures contracts and call options.

     Variable Annuity Assets and Liabilities
     The assets and liabilities resulting from individual variable annuity contracts which aggregated $1,908.1 million and $1,082.7 million at December 31, 1998 and 1997, respectively, are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in variable annuity fees and net asset management fees in the consolidated income statement.

     In April 1997, the Company issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II and aggregated $43.6 million and $39.5 million at December 31, 1998 and 1997, respectively. The Company receives administrative fees for managing the funds and these fees are recorded as earned and included in net asset management fees in the consolidated income statement.

     Revenue and Expense Recognition
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management fees and net retained commissions. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs.

3.   Fair Value of Financial Instruments

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and Short-Term Investments:
     Carrying value is considered to be a reasonable estimate of fair value.

     Fixed Maturities:
     Fair values for debt securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.
     For commercial loans, carrying value approximates fair value.

     Equity Securities:
     Fair values for common and non-redeemable preferred stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     Mortgage Loans:
     Fair values are determined by discounting the future cash flows to the present at current market rates. The fair value of mortgages approximated $2,682.7 million and $1,655.6 million at December 31, 1998 and 1997, respectively.

     Policy Loans:
     Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.

     Derivatives:
     Fair values are based on quoted market prices, estimates received from financial institutions, or valuation pricing models.

     Variable Annuity Assets:
     Variable annuity assets are carried at the market value of the underlying securities.

     Annuity Reserves:
     Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates with similar maturities. For deferred annuities, fair value is based on account value less surrender charges. The carrying value and fair value of such annuities approximated $20.0 billion and $19.1 billion, respectively, at December 31, 1998, and $21.2 billion and $20.1 billion, respectively, at December 31, 1997.

     Reserves for Guaranteed Investment Contracts:
     Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $4.6 billion, at December 31, 1998, and $2.8 billion at December 31, 1997.

     Variable Annuity Liabilities:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates. The fair value approximated $1,861.7 million and $1,056.8 million at December 31, 1998 and 1997, respectively.

     Indebtedness:
     Fair value is based on the present value of future cash flows at current interest rates. The fair value of surplus notes approximated $288.9 million and $276.2 million at December 31, 1998 and 1997, respectively. The carrying value of reverse repurchase and dollar roll repurchase agreements approximates fair value.

4.   Investments

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds, and mortgage and commercial loans. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts, life insurance products, and guaranteed investments contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     Fixed Maturities
     The following table sets forth fixed maturity investments at December 31, 1998, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 1998, investments rated by the Company's investment advisor totaled $1.1 billion. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

                                                  Percent of Total
              Investment Rating                         Assets
              -----------------                  ---------------------
              AAA                                            20.7%
              AA                                              2.1
              A                                              21.0
              BBB                                            21.5
                                                 ---------------------
                  Investment grade                           65.3
                                                 ---------------------
              BB                                              4.5
              B and below                                     2.4
                                                 ---------------------
                  Below investment grade                      6.9
                                                 ---------------------
                  Total fixed maturities                     72.2
                                                 ---------------------
              Other assets                                   27.8
                                                 =====================
                  Total assets                              100.0%
                                                 =====================

     The amortized cost and estimated market value of fixed maturities are as follows (in thousands):

                                                                                  Gross               Gross              Estimated
                                                           Amortized           Unrealized           Unrealized             Market
December 31, 1998                                            Cost                 Gains               Losses                Value
-----------------                                       -------------          -----------          -----------          -----------
U.S. Treasury securities .......................          $    11,372          $       276          $        19          $    11,629
U.S. Government agencies
     and foreign governments ...................              210,907               19,512                4,188              226,231
Public utilities ...............................              512,375               25,274                   23              537,626
Corporate securities
     and commercial loans ......................           13,929,370              671,454              220,363           14,380,461
Mortgage-backed securities .....................           11,951,706              265,076               67,761           12,149,021
                                                          -----------          -----------          -----------          -----------
     Total .....................................          $26,615,730          $   981,592          $   292,354          $27,304,968
                                                          -----------          ===========          ===========          ===========

                                                                                  Gross               Gross              Estimated
                                                           Amortized           Unrealized           Unrealized             Market
December 31, 1997                                            Cost                 Gains               Losses                Value
-----------------                                       -------------          -----------          -----------          -----------
U.S. Treasury securities .......................          $   510,107          $     9,040          $       935          $   518,212
U.S. Government agencies
    and foreign governments ....................              216,167               15,292                1,890              229,569
Public utilities ...............................              744,464               26,370                3,462              767,372
Corporate securities
      and commercial loans .....................           11,617,384              629,123               28,971           12,217,536
Mortgage-backed securities .....................           12,534,298              356,238               18,247           12,872,289
                                                          -----------          -----------          -----------          -----------
     Total .....................................          $25,622,420          $ 1,036,063          $    53,505          $26,604,978
                                                          ===========          ===========          ===========          ===========

     Gross unrealized gains pertaining to equity securities at December 31, 1998 and 1997 were $94.3 million and $102.7 million, respectively. Gross unrealized losses at December 31, 1998 and 1997 were $21.8 million and $7.7 million, respectively.

     The amortized cost and estimated market value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

     Fixed maturities (in thousands):

                                                     Amortized        Estimated
                                                        Cost        Market Value
                                                    -----------     ------------
Due in 1 year or less ........................      $   389,300      $   405,724
Due after 1 year through 5 years .............        2,942,542        2,965,561
Due after 5 years through 10 years ...........        5,664,540        5,758,903
Due after 10 years through 20 years ..........        2,104,894        2,274,803
Due after 20 years ...........................        3,562,748        3,750,956
Mortgage-backed securities ...................       11,951,706       12,149,021
                                                    ===========      ===========
     Total ...................................      $26,615,730      $27,304,968
                                                    ===========      ===========

     Discounts and premiums on collateralized mortgage obligations are amortized over the estimated redemption period using the effective interest method. Yields which are used to calculate premium/discount amortization are adjusted periodically to reflect actual payments to date and anticipated future payments.

     Fixed maturities with a carrying value of $6.7 million and $6.6 million were on deposit with regulatory authorities at December 31, 1998 and 1997, respectively, as required by law in various states in which the insurance operations conduct business.

     Mortgage Loans
     Mortgage loans, net of allowance for loan losses, are as follows (in thousands):

                                                          December 31,
                                                    1998                 1997
                                                 ----------           ----------
Single Family ........................           $       87           $    1,596
Commercial ...........................            2,465,720            1,595,627
                                                 ==========           ==========
     Total ...........................           $2,465,807           $1,597,223
                                                 ==========           ==========

     At December 31, 1998, mortgage loans were collateralized by properties located in 36 states and Canada. Approximately 17% of the aggregate carrying value of the portfolio is secured by properties located in Texas.

     Other Invested Assets
     Other invested assets consist primarily of investments in limited partnerships which invest in securities. Limited partnership income recognized by the Company was $10.2 million, $38.9 million and $3.3 million in 1998, 1997 and 1996, respectively. At December 31, 1998, the Company has unfunded commitments related to its investments in limited partnerships totaling $270.6 million.

     Derivatives
     The fair value of derivatives reflects the estimated amounts that the Company would receive or pay upon termination of the contracts, net of payment accruals, at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of outstanding positions.

     A summary of the aggregate contractual or notional amounts, estimated fair values and gain/(loss) for derivative financial instruments outstanding is as follows (in thousands):

                                                                 December 31,
                                              1998                                           1997
                           -----------------------------------------   ------------------------------------------
                            Contractual/                               Contractual/
                             Notional        Fair          Gain/         Notional       Fair           Gain/
                              Amount        Value         (Loss)          Amount        Value          (Loss)
                           -----------   ------------   ------------   -----------   -----------    -------------
     Interest rate swaps   $ 3,300,000   $   (57,337)   $   (57,337)   $ 3,138,000   $    (9,257)   $    (9,257)
     Index swaps .......       650,000          --            3,630      1,000,000          --           11,196
     Put-swaptions .....    34,500,000         2,987        (16,013)    37,000,000         3,531        (16,273)
     Futures ...........        48,844          --            3,020         32,435          --              282
     Call options ......       811,691       298,851        169,020        385,797       114,161         42,415

     In 1998, the Company recorded a loss of $20.2 million in investment income related to derivative instruments. Income on derivatives of $35.8 million and $24.3 million was recorded in 1997 and 1996, respectively. Included in these amounts was a loss of $6.1 million in 1998, and income of $36.3 million, and $12.6 million, in 1997 and 1996, respectively, related to investment activity. During 1998, the Company also incurred a realized loss of $10.1 million on the termination of emerging market bond index swaps. The average notional amount of swaps outstanding was $4.3 billion and $3.3 billion in 1998 and 1997, respectively. Included in the average outstanding amount were high yield and emerging market bond index swaps and equity index swaps of $231.1 million and $461.7 million in 1998 and 1997, respectively. The average outstanding contractual amount of equity futures held for investment purposes was $57.6 million during 1998.

     Securities Lending
     The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1998 and 1997, the estimated fair value of loaned securities was $440.2 million and $674.4 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received in the amount of $425.0 million and $607.0 million at December 31, 1998 and 1997, respectively, was invested in a pooled fund managed by the agent bank and included in short-term investments of the Company. A related payable recognized for cash collateral received is included in liabilities.


5.   Investment Income and Realized Gains and Losses

     The sources of net investment income by major category are as follows (in thousands):

                                                Years ended December 31,
                                          1998           1997           1996
                                      -----------    -----------    -----------
     Fixed maturities .............   $ 2,160,543    $ 2,003,256    $ 1,872,820
     Other investment income ......       360,846        359,948        140,717
                                      -----------    -----------    -----------
       Total investment income ....     2,521,389      2,363,204      2,013,537
     Less investment expenses .....       (43,112)       (29,695)       (16,505)
                                      -----------    -----------    -----------
       Net investment income ......   $ 2,478,277    $ 2,333,509    $ 1,997,032
                                      ===========    ===========    ===========

     Net realized investment gains and losses are as follows (in thousands):

                                                Years ended December 31,
                                          1998           1997           1996
                                      -----------    -----------    -----------
Sales of fixed maturities
  Gross gains .....................     $ 120,325      $ 121,916      $  78,099
  Gross losses ....................       (29,121)       (46,009)       (36,624)
Sales of equity securities
  Gross gains .....................        25,682         50,643         20,886
  Gross losses ....................          (100)          (783)        (5,329)
Impairment losses .................       (31,532)       (39,415)       (29,500)
Other invested assets, net ........       (15,808)        (6,017)        (8,959)
                                        ---------      ---------      ---------
  Total ...........................     $  69,446      $  80,335      $  18,573
                                        =========      =========      =========

6.   Value of Acquired Insurance in-Force

     The  value  of  acquired   insurance   in-force  was  determined  by  using
     assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.

     The amortization of acquired insurance in-force was as follows (in thousands):

                                                      Years ended December 31,
                                                      1998              1997
                                                    ---------         ----------
Balance, beginning of year .................        $ 169,245         $ 183,284
Amortization, net of interest ..............          (14,843)          (14,039)
                                                    ---------         ---------
Balance, end of year .......................        $ 154,402         $ 169,245
                                                    =========         =========

     The value of acquired insurance in-force estimated amortization is as follows (in thousands):

                         1999                             $  16,000
                         2000                                17,000
                         2001                                18,000
                         2002                                19,000
                         Thereafter                          84,402
                                                    -----------------
                              Total                               $
                                                            154,402
                                                    =================

7.   Indebtedness

     Surplus Notes
     On March 15, 1997, the Company issued 8.15% Notes (the "Notes") in the principal amount of $250 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933 and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

     Under Michigan State Insurance law, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan State Insurance law. The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

     Interest is payable semi-annually on March 15 and September 15 of each year. Interest expense on the Notes was $20.8 million and $16.3 million in 1998 and 1997, respectively.

     Reverse Repurchase and Dollar Roll Repurchase Agreements
     During 1998 and 1997, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheet. Short-term borrowings under such agreements averaged $1.8 billion during 1998 and 1997, at weighted average interest rates of 5.49% and 5.39%, respectively. Interest expense on such agreements was $100.2 million and $91.4 million in 1998 and 1997, respectively. The highest level of short-term borrowings at any month end was $2.4 billion in 1998 and $3.8 billion in 1997.

8.   Reinsurance

     The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $1.5 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     The effect of reinsurance on premiums is as follows (in thousands):

                                              Years ended December 31,
                                        1998             1997            1996
                                      ---------       ---------       ----------
Direct premiums ................      $ 356,368       $ 352,256       $ 358,533
Assumed premiums ...............          5,162           5,354          10,961
Less reinsurance ceded .........        (97,844)        (81,759)        (77,046)
                                      =========       =========       =========
  Total net premiums ...........      $ 263,686       $ 275,851       $ 292,448
                                      =========       =========       =========

     Components of the reinsurance recoverable asset are as follows (in thousands):

                                                            December 31,
                                                       1998               1997
                                                     --------           --------
Ceded reserves ...........................           $237,971           $202,385
Ceded claims liability ...................              9,132             11,369
Ceded - other ............................              9,086             12,465
                                                     ========           ========
  Total ..................................           $256,189           $226,219
                                                     ========           ========

     Reserves reinsured through Brooke Life were $79.1 million and $83.4 million at December 31, 1998 and 1997, respectively.

9.   Federal Income Taxes

     The components of the provision for federal income taxes are as follows (in thousands):

                                                    Years ended December 31,
                                                1998         1997         1996
                                              --------     --------     --------
Current tax expense .....................     $196,900     $181,800     $119,500
Deferred tax expense ....................       42,100       34,500       44,600
                                              --------     --------     --------
Provision for federal income taxes ......     $239,000     $216,300     $164,100
                                              ========     ========     ========

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 1998, 1997 and 1996 as follows (in thousands):

                                                   Years ended December 31,
                                               1998         1997         1996
                                             --------     --------     --------
Income taxes at statutory rate ..........    $238,959     $216,263     $164,069
Other ...................................          41           37           31
                                             --------     --------     --------
Provision for federal income taxes ......    $239,000     $216,300     $164,100
                                             ========     ========     ========

Effective tax rate ......................        35.0%        35.0%        35.0%
                                             ========     ========     ========

     Federal income taxes paid were $161.9 million, $178.9 million and $81.2 million, in 1998, 1997 and 1996, respectively.

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities are as follows (in thousands):

                                                                     December 31,
                                                                  1998         1997
                                                               ---------    ---------
Gross deferred tax asset
Policy reserves and other insurance items ..................   $ 611,094    $ 615,877
Difference between financial reporting and the tax basis of:
     Assets acquired .......................................      14,035        9,309
     Insolvency fund assessments ...........................      28,553       30,020
     Other, net ............................................      10,288       29,959
                                                               ---------    ---------
Total deferred tax asset ...................................     663,970      685,165
                                                               ---------    ---------

Gross deferred tax liability
Deferred acquisition costs .................................    (334,851)    (278,049)
Difference between financial reporting and the tax basis of
   value of the insurance in-force .........................     (54,041)     (59,236)
Difference between financial reporting and the tax basis of
   other assets ............................................      (1,696)      (3,555)
Net unrealized gains on available for sale securities ......    (261,013)    (371,466)
Other, net .................................................     (35,491)     (15,945)
                                                               ---------    ---------
Total deferred tax liability ...............................    (687,092)    (728,251)
                                                               ---------    ---------

Net deferred tax liability .................................   $ (23,122)   $ (43,086)
                                                               =========    =========

10. Contingencies

     The Company and its subsidiaries are involved in litigation arising in the ordinary course of business, including litigation relating to allegations of improper sales practices. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations.

     State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume, and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 1998, the Company's reserve for future state guaranty fund assessments was $66.8 million. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

     The Company offers synthetic GIC contracts to group customers including pension funds and other institutional organizations. The synthetic GIC contract is an off-balance sheet fee based product where the customer retains ownership of the assets related to these contracts and JNL guarantees the customer's obligation to meet withdrawal requirements. The value of off-balance sheet guarantees were $892 million and $675 million at December 31, 1998 and 1997, respectively.

11.  Stockholder's Equity

     Under Michigan State Insurance Law, dividends on capital stock can only be distributed out of earned surplus. Furthermore, without the prior approval of the Commissioner, dividends cannot be declared or distributed which exceed the greater of 10% of the Company's statutory surplus or statutory net gain from operations for the prior year. On January 1, 1999 the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximated $321.8 million.

     The Company received capital contributions from its parent of $528.0 million, $184.0 million, and $45.0 million in 1998, 1997, and 1996, respectively. Dividend payments were $589.6 million in 1998 and received the required approval from the Michigan Insurance Bureau prior to payment. The dividend payments were $244.5 million and $19.5 million in 1997 and 1996, respectively.

     Statutory capital and surplus of the Company was $2,127.4 million and $1,942.1 million at December 31, 1998 and 1997, respectively. Statutory net income of the Company was $321.8 million, $237.4 million, and $272.2 million in 1998, 1997 and 1996, respectively.

12.  Related Party Transactions

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and a wholly owned subsidiary of Prudential. The Company paid $28.9 million, $20.1 million and $8.7 million to PPM for investment advisory services during 1998, 1997 and 1996, respectively.

     On October 31, 1991, Brooke Life issued $200 million of 9.75% notes due October 31, 2001 to Prudential Finance BV, a Prudential subsidiary. On November 8, 1996, Brooke Life issued $388 million of 8.50% notes due December 31, 2006 to Brooke Finance, Inc. ("Brooke Finance"), a wholly owned subsidiary of Brooke Holdings, Inc., ultimately a wholly owned subsidiary of Prudential. On December 31, 1996, Brooke Life issued $45 million of 8.51% notes due December 31, 2006 to Brooke Finance. At December 31, 1998, the aggregate amount outstanding on the Brooke Life notes was as follows (in thousands):

               Principal                               $    633,000
               Accrued interest                               4,106
                                                ---------------------
                    Total                              $    637,106
                                                =====================

13.  Benefit Plans

     The Company has a defined contribution retirement plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. The Company's expense related to this plan was $3.8 million in 1998, $4.3 million in 1997, and $2.4 million in 1996.